CANADA SOUTHERN

PETROLEUM LTD.

Notice of Special Meeting of Shareholders

and

Notice of Special Confirmatory Meeting

Of Shareholders

and

Proxy Statement

of

Canada Southern Petroleum Ltd.

Special Meeting

to be held on November 30, 2004

Special Confirmatory Meeting

(if required)

to be held on December 15, 2004

CANADA SOUTHERN

PETROLEUM LTD.

To Our Shareholders:

The Board of Directors invites you to attend a Special Meeting and, if necessary, a subsequent special Confirmatory Meeting of the shareholders of Canada Southern Petroleum Ltd. to be held at the Plaza Room at The Metropolitan Centre, 333 – 4th Avenue S.W., Calgary, Alberta at 11:00 A.M. on November 30, 2004. The Confirmatory Meeting, if needed, will be held at the same location at 11:00 A.M. on December 15, 2004.

The purpose of the Meetings is to allow shareholders to consider and, if thought appropriate, enact changes to the corporate governance structure for the Company.  The governance changes will be implemented by the Continuance of the Company from Nova Scotia to be a corporation governed by the corporate legislation of Alberta.  In connection with the Continuance, shareholders are being asked to vote on resolutions with respect to the following items.

(1)

a special resolution of shareholders approving the continuance of the Company from Nova Scotia to Alberta on the terms described in the Proxy Statement;

(2)

an ordinary resolution approving the elimination of the five year term for directors, so that commencing at the 2005 Annual General Meeting each director will be elected annually for a one year term;

(3)

an ordinary resolution approving the elimination of the 1,000 share voting limitation, so that each shareholder will be entitled to vote all shares held by him or her; and

(4)

a ordinary resolution approving the elimination of the requirement for director approval of shareholder action.

We consider that together these resolution are a fundamental component of the modernization of the Company’s corporate governance and, in this regard, we will only proceed with the continuance and corporate governance amendments if all of the resolutions are approved.  Accordingly, implementation of each of the resolutions is conditional on all of the other resolutions being approved by shareholders.

We believe that the implementation of these corporate governance initiatives is very important for Canada Southern and its shareholders.  The Board of Directors have determined unanimously that the resolutions are fair to the shareholders and are in the best interests of

(i)

the Company.  Accordingly, we unanimously recommend that you vote to approve the resolutions and to confirm the continuance.

We enclose Notices of the Meetings and the Proxy Statement, and a proxy card for the Meetings.

Whether or not you plan to attend the Meetings, it is important that your shares be represented and voted.  Please submit your proxy card as soon as possible.  If you are a non-registered shareholder and have received this letter and the Proxy Statement from your broker or another intermediary, please complete and return the proxy card or other authorization form provided to you by your broker or other intermediary in accordance with the instructions provided therewith.  Failure to do so may result in your shares not being eligible to be voted at the Meetings.

Sincerely,

John W. A. McDonald

October 20, 2004

President and Chief Executive Officer

(ii)

CANADA SOUTHERN PETROLEUM LTD.

250, 706 – 7th Avenue S.W.

Calgary, Alberta Canada T2P 0Z1

NOTICE OF SPECIAL MEETING
AND
NOTICE OF SPECIAL CONFIRMATORY MEETING

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Special Meeting”) of holders (“Shareholders”) of limited voting shares of Canada Southern Petroleum Ltd. (the “Company”) will be held in the Plaza Room at The Metropolitan Centre, 333 – 4th Avenue S.W., Calgary, Alberta, on Tuesday, November 30, 2004 at 11:00 A.M., local time, for the following purposes:

1.

To consider and, if deemed advisable, to pass with or without variation,  a special resolution, the form of which is set forth in Appendix A to the accompanying Proxy Statement (the “Proxy Statement”), approving the discontinuance of the Company pursuant to Section 133(5) of the Companies Act (Nova Scotia) (the “NSCA”) and the continuance (the “Continuance”) of the Company pursuant to Section 188 of the Alberta Business Corporations Act (the “ABCA”), all as more particularly described in the Proxy Statement (the “Continuance Resolution”);

2.

To consider and, if deemed advisable to pass with or without variation, an ordinary resolution, the form of which is set forth in Appendix B to the Proxy Statement, approving the elimination of the five year term for directors, so that commencing at the 2005 Annual General Meeting each director will be elected annually for a one year term (the “Director Term Resolution”);

3.

To consider and, if deemed advisable, to pass with or without variation, an ordinary resolution, the form of which is set out in Appendix C to the Proxy Statement, approving the elimination of the 1,000 share voting limitation, so that each Shareholder would be entitled to vote all shares held by him or her on any resolution before Shareholders (the “Voting Resolution”);

4.

To consider and, if deemed advisable, to pass with or without variation, an ordinary resolution, the form of which is set out in Appendix D to the Proxy Statement, approving the elimination of the requirement for director approval of shareholder action (the “Director Appeal Resolution”);

5.

To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The approval of each of the resolutions described above is conditional upon all of the other resolutions described above also being approved.

NOTICE IS HEREBY FURTHER GIVEN that in the event that the Continuance Resolution is passed at the Special Meeting but does not receive the unanimous vote of all of the

Shareholders, a subsequent special confirmatory meeting of the Shareholders (the “Confirmatory Meeting”) will be held in the Plaza Room at The Metropolitan Centre, 333 – 4th Avenue S.W., Calgary, Alberta, on Wednesday, December 15, 2004 at 11:00 A.M., local time, for the sole purpose of passing a resolution (the “Confirmatory Resolution”) confirming the Continuance Resolution.  Pursuant to the NSCA, if the Continuance Resolution is not unanimously passed at the Special Meeting by all Shareholders present in person or by proxy and representing 100% of the Company’s outstanding shares, it must be confirmed by greater than 50% of the votes cast by Shareholders present in person or represented by proxy at the Confirmatory Meeting by way of the Confirmatory Resolution, the form of which is set forth in Appendix E to the Proxy Statement.

Only Shareholders of record at the close of business on October 18, 2004 are entitled to vote at the Meetings.  Proxies must be received by the Company or its transfer agent at least 48 hours (excluding Saturdays and holidays) before the Special Meeting and the Confirmatory Meeting, respectively in order to be valid for the applicable Meeting.

By Order of the Board of Directors,

(signed) Pat Finnerty

Patrick C. Finnerty, Secretary

October 20, 2004

RETURN OF PROXY CARD

WE URGE EACH SHAREHOLDER WHO IS UNABLE TO ATTEND THE SPECIAL

MEETING OR THE CONFIRMATORY MEETING TO VOTE BY PROMPTLY

SINGING, DATING AND RETURNING THE ACCOMPANYING PROXY CARD IN THE

REPLY ENVELOPE PROVIDED.

CANADA SOUTHERN PETROLEUM LTD.

PROXY STATEMENT DATED OCTOBER [19], 2004

Questions and Answers

1

General Information

7

Voting Procedures and Record Date

7

Votes Required to Approve the Proposals

7

Inspection of Shareholder List

8

Revocation of Proxies

8

Nomination of Proxy Holder

8

Business of the Meeting

10

Introduction

10

Approval of Continuance Proposal

10

Corporate History of the Company

10

Overview of the Continuance

10

Reasons for the Continuance

11

Approval of the Governance Proposals

12

Elimination of the Classified Board Structure

13

Elimination of the 1,000 Share Per Person Voting Limitation

13

Elimination of the Requirement that the Directors Approve Shareholder Action

14

Recommendation of the Board

14

Procedures for the Continuance

14

Form of Articles of Continuance and By-laws

15

Comparison of Nova Scotia Corporate Law and Alberta Corporate Law

16

Tax Consequences of the Continuance

21

Rights of Dissent to the Continuance

23

Share Certificates

26

Interests of Certain Persons in Matters to be Acted Upon

26

Security Ownership of Certain Beneficial  Owners and Management

26

Additional Information Concerning  Executive Officers and Directors

27

Additional Information

27

Other Business

28

Shareholder Proposals

28

APPENDIX A Form of Continuance Resolution

A—1

SCHEDULE 1 Form of Certificate of Continuance Under the Business Corporation

Act (Alberta)

A—2

SCHEDULE 2 Form of Proposed By-laws of the Company Under the Business

Corporation Act (Alberta)

A—7

APPENDIX B Form of Director Term Resolution

B—1

APPENDIX C Form of Voting Resolution

C—1

APPENDIX D Form of Director Approval Resolution

D—1

APPENDIX E Form of Confirmatory Resolution

E—1

APPENDIX F Section 2 of the Third Schedule to the NSCA

F—1

APPENDIX G Additional Information Concerning  Executive Officers and Directors

G—1

 QUESTIONS AND ANSWERS

Q:

Why am I receiving these materials?

A:

Canada Southern Petroleum Ltd. (“we,” “the Company” or “Canada Southern”) is providing this proxy statement to its shareholders (the “Shareholders”) in connection with a Special Meeting of Shareholders to be held on November 30, 2004 (the “Special Meeting”), and, if necessary, a special confirmatory meeting of Shareholders to be held on December 15, 2004 (the “Confirmatory Meeting”).  The Special Meeting and the Confirmatory Meeting are referred to as the “Meetings”.  As a holder of record or beneficial owner of limited voting shares (“Shares”), you are invited to attend the Special Meeting and the Confirmatory Meeting and to vote on the proposal described in this proxy statement.  We, through distribution of these materials, are soliciting your proxy to vote your Shares at the Meetings.

Q:

What information is contained in these materials?

A:

The information included in this proxy statement relates to the proposals to be voted on at the Meetings and the voting process, as well as additional information concerning Canada Southern we are required to give you under Securities and Exchange Commission and Canadian securities regulations.

Q:

What proposals are Shareholders entitled to vote upon at our Meetings?

A:

There are four proposals scheduled to be voted on at the Special Meeting by our Shareholders:

(a)

a special resolution approving the continuance of the Company as a corporation governed by the Business Corporations Act (Alberta) (the “ABCA”);

(b)

an ordinary resolution approving the elimination of the current classified board structure whereby only one director is elected each year;

(c)

an ordinary resolution approving the elimination of the 1,000 share per person voting limitation; and

(d)

an ordinary resolution approving the elimination of the requirement that the directors approve shareholder action.

The proposal described in paragraph (a) above is the “Continuance Proposal”, the proposals described in paragraphs (b), (c) and (d) above are the “Governance Proposals”, the Continuance Proposal and the Governance Proposals together are the “Proposals” and the resolutions implementing the Governance Proposals are the “Governance Resolutions”.

The Board of Directors believes that shareholder approval of the Continuance Proposal and each of the Governance Proposals is an integral part of the modernization of the corporate governance for the Company. Accordingly none of the Proposals will be proceeded with unless all of the Proposals are approved by Shareholders at the Meeting and the Continuance Proposal is, if required, confirmed at the Confirmatory Meeting.  The actions being considered as part of the Governance Proposals are to be effected by way of the Continuance.  However, separate shareholder votes are required with respect to the Governance Resolutions pursuant to applicable United States securities regulatory requirements.

Q:

What are the major proposed changes to the corporate governance structure?

A:

The major changes to the Company’s corporate governance structure that will be effected are:

(a)

elimination of the current classified board structure whereby only one director is elected each year;

(b)

elimination of the 1,000 share per person voting limitation;

(c)

elimination of the requirement that directors approve shareholder action.

In addition continuance under the ABCA will allow the Company and its shareholders to conduct business under a more flexible and up to date set of procedural rules than those applicable under the Companies Act (Nova Scotia) (the “NSCA”).

Q:

What are the substantive differences between NSCA and the ABCA?

A:

The provisions described above that are being changed are found in the Company’s present Memorandum of Association and Articles of Association.  These documents will be replaced by Articles of Continuance and By-laws under the ABCA, which will not contain the three restrictive provisions described above.

Generally the substantive provisions of the ABCA and the NSCA are similar although the ABCA, being considerably more modern than the NSCA, often is less ambiguous and contains more modern procedural requirements.

An overview of the differences between NSCA and ABCA is found under “Comparison of Nova Scotia Corporate Law and Alberta Corporate Law” commencing on page 16 of this Proxy Statement.

Q:

What will happen to my share certificates?

A:

The share certificates representing the outstanding Shares will continue to represent common shares of the Company after completion of the Continuance.  After the Continuance, share certificates will be replaced as and when transfers occur, so you will not be required at this time to send in your present share certificate for a new share certificate.

Q:

What is the Company's voting recommendation?

A:

Our board of directors recommends that you vote your Shares “FOR” the Proposals.

Q:

What Shares can I vote?

A:

You may vote all of the Shares which you own as of the close of business on
October 18, 2004, the record date for the Special Meeting and for the Confirmatory Meeting.  These Shares include:

•

Shares held directly in your name as the Shareholder of record, and

•

Shares held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most Canada Southern Shareholders hold their Shares through a stockbroker, bank or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between Shares held of record and those owned beneficially.

•

Shareholder Of Record: If your Shares are registered directly in your name with our transfer agent and registrar, American Stock Transfer & Trust Company, you are considered to be the shareholder of record with respect to those Shares, and these proxy materials are accordingly being sent directly to you.  As the shareholder of record for these Shares, you have the right to grant your voting proxy directly to Canada Southern or to another person chosen by you (who need not be a Shareholder) or to vote in person at the Meetings.  We have enclosed a proxy card for you to use.

•

Beneficial Owner: If your Shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of Shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee, which is considered the shareholder of record with respect to those Shares.  As the beneficial owner of these Shares, you have the right to direct your broker how to vote and are also invited to attend the Meetings.  However, since you are not the shareholder of record, you may not vote these Shares in person at the Meetings unless you obtain a signed proxy from the record holder giving you the right to vote the Shares.  Accordingly, your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your Shares.

Q:

How can I vote my shares in person at the Meetings?

A:

You may vote any Shares which you hold directly in your name as the shareholder of record in person at the Special Meeting and/or the Confirmatory Meeting.  If you choose to do so, please bring the enclosed proxy card and proof of identification to the Meetings.

Even if you currently plan to attend the Special Meeting and/or the Confirmatory Meeting, we recommend that you also submit your proxy card as described below so that your vote will be counted if you later decide not to attend one or both of the Meetings.  Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the Shares.

Q:

Can I vote my shares without attending the Meetings?

A:

You may vote any Shares you hold without attending the Special Meeting or the Confirmatory Meeting by granting a proxy for those Shares or, if they are held in street name, by submitting voting instructions to your broker or nominee.

•

Record Holder: In cases where you are the record holder of the Shares, you should submit your proxy card directly to our stock transfer and registrar, American Stock Transfer & Trust Company, either by mail or by facsimile.  American Stock Transfer & Trust Company's address is 59 Maiden Lane, New York, N.Y. 10038, and its facsimile number is (718) 921-8387.  Its telephone number is (800) 937-5449.

•

Beneficial Owner: In cases where you are the beneficial holder of Shares held in street name, you will be able to submit your voting instruction form in the manner specified in the voting instruction material sent to you by your broker or nominee.  Please read and follow those instructions carefully.

•

Voting By Mail: You may do this by signing your proxy card or, for Shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope.

Proxy cards and voting instruction cards must be received by the Company at least 48 hours (excluding Saturdays, Sundays and holidays) in advance of the Special Meeting or the Confirmatory Meeting, as applicable.

If you provide specific voting instructions, your Shares will be voted as you instruct.  If you sign but do not provide instructions, your Shares will be voted as described below in “How Are Votes Counted?”

Q:

Can I change my vote?

A:

You may change your proxy instructions at any time prior to the vote at the Special Meeting and the Confirmatory Meeting.  For Shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Special Meeting or the Confirmatory Meeting and voting in person.  Attendance at either of the Meetings will not cause your previously granted proxy to be revoked unless you specifically so request.  For Shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:

How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the Proposals.  Abstentions will be counted neither as votes “FOR” or votes “AGAINST” any matter brought before the Meetings.   If you sign your proxy card or broker voting instruction card with no further instructions, your Shares will be voted in accordance with the recommendations of our board of directors – “FOR” the Proposals.

Q:

What is the voting requirement to approve the Proposals?

A:

In order to be approved at the Special Meeting, the special resolution for the authorization of the Continuance Proposal requires the affirmative vote “FOR” such resolution by not less than 75% of the votes cast by Shareholders entitled to vote who attend the Special Meeting in person or by proxy.  In addition, unless the resolution approving the Continuance Proposal is passed unanimously at the Special Meeting by all Shareholders present in person or by proxy and representing 100% of the Company’s outstanding Shares, the Continuance Proposal must be confirmed by a majority of the votes cast in person or by proxy by Shareholders at the Confirmatory Meeting.

In order to be approved at the Special Meeting the ordinary resolutions for the authorization of each of the Governance Proposals require affirmative votes “FOR” such resolution by a majority of the votes cast by shareholders entitled to vote who attend the Special Meeting in person or by proxy.  As ordinary resolutions, the Governance Resolutions are not required to be confirmed at the Confirmatory Meeting.

Notwithstanding the restriction set forth in the Company’s existing Memorandum of Association that no person shall vote more than 1,000 Shares, the Third Schedule to the NSCA provides that each Shareholder will be entitled to one vote for each share held in the vote on the Proposals.

Q:

What does it mean if I receive more than one proxy or voting instruction card for a Meeting?

A:

It means your Shares are registered differently or are in more than one account.  Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:

Where can I find the voting results of the meeting?

A:

We will announce preliminary voting results at the Meetings and publish final results in filings with the SEC and the Canadian securities administrators promptly after each of the Meetings.

Q:

What happens if additional proposals are presented at the meeting?

A:

Other than the Proposals described in this proxy statement, we do not expect any other matters to be presented for a vote at the Special Meeting.  If you grant a proxy, the persons named as proxy holders, namely, Mr. Richard C. McGinity (our Chairman of the Board), Mr. Myron F. Kanik (a Director) and Mr. John W.A. McDonald (our President), will have the discretion to vote your Shares on any additional matters properly presented for a vote at the Meetings.

Q:

What classes of shares are entitled to vote at the meetings?

A:

Since we currently only have one class of securities outstanding – our limited voting shares - only holders of these Shares are entitled to vote at the Meetings.  As of the record date, there were 14,417,710 Shares outstanding.

Q:

What is the quorum requirement for the meeting?

A:

The quorum requirement for the Meetings is two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued Shares.  Abstentions are counted as present for the purpose of determining the presence of a quorum.

Q:

Who will count the votes?

A:

American Stock Transfer & Trust Company will tabulate the votes.

Q:

Who will bear the cost of soliciting votes for the meeting?

A:

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors who will not receive any additional compensation for those solicitation activities.  In addition, the Company has retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC to assist in the distribution of proxy solicitation materials for an estimated fee of U.S. $10,000 plus out-of-pocket expenses.  We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to Shareholders.

Q:

How can I get further information?

A:

If you have questions or need more information about the Meetings, please contact Mr. Randy Denecky at the Company at 250, 706-7th Avenue SW, Calgary, Alberta, Canada T2P 0Z1, telephone (403) 269-7741, fax (403) 261-5667, or via electronic mail to info@cansopet.com.

Any questions you may have relating to title to your securities or your address should be addressed to our stock transfer and registrar, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, N.Y. 10038.  You may also contact American Stock Transfer & Trust Company, by telephone or fax at (800) 937-5449 or (718) 921-8387, respectively.

 GENERAL INFORMATION

The enclosed proxy card is being solicited by the Board of Directors of Canada Southern Petroleum Ltd. for use at the Special Meeting and the Confirmatory Meeting:

The notices of the Meetings and this proxy statement and proxy card are first being mailed to Shareholders on or about October 20, 2004.

The Company expects to solicit proxies primarily by mail.  Proxies may be solicited in person and by telephone at a nominal cost to the Company, and the Company will request brokers, banks and other nominees to forward copies of proxy material to beneficial owners or persons for whom they hold shares and to obtain authority for the execution and delivery of proxies.  In addition, the Company has retained The Proxy Advisory Group of Strategic Stock Surveillance, LLC to assist in the distribution of proxy solicitation materials for an estimated fee of U.S. $10,000 plus out-of-pocket expenses.  The only other expenses anticipated are the ordinary expenses in connection with the preparation, assembling and mailing and other distribution of the material, which will be borne by the Company.

Voting Procedures and Record Date

Unless otherwise specified by the means provided in the enclosed proxy card, the shares represented by the proxy card will be voted on any business as may properly come before the Meetings.  If a choice is specified by the means provided in the proxy card, the shares represented by the proxy card will be voted or withheld from voting in accordance with the specification made.  If no choice is specified on the proxy card, the named Proxies will vote such shares at the Meetings in favour of each of the Proposals.

The enclosed proxy card also confers discretionary authority with respect to amendments or variations to matters identified in the accompanying Notices of Meetings or other matters which may properly come before the Meetings.  Other than the consideration of the Proposals the Board of Directors knows of no matters which will be presented for consideration at the Meetings.

The total number of outstanding shares of the Company was 14,417,770 Limited Voting Shares on October 18, 2004, the record date for the Meetings.  Two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued shares constitute a quorum.  Abstentions are counted as present for the purpose of determining the presence of a quorum.  Abstentions will be counted neither as votes “FOR” nor votes “AGAINST” any matter brought before the Meetings.

Proxy cards and voting instruction cards must be received by the Company or its transfer agent at least 48 hours (excluding Saturdays, Sundays and holidays) in advance of the Special Meeting or the Confirming Meeting, as applicable.

Votes Required to Approve the Proposals

In order to be approved at the Special Meeting, the special resolution for the Continuance Proposal requires the affirmative vote “FOR” such resolution by not less than 75% of the votes cast by Shareholders entitled to vote who attend the Special Meeting in person or by proxy.  Unless the special resolution approving the Continuance is passed unanimously at the Special Meeting by all of the Shareholders present in person or by proxy and representing 100% of the outstanding Shares, the special resolution approving the Continuance must also be confirmed by a majority of the votes cast by Shareholders entitled to vote who attend the Confirmatory Meeting in person or by proxy.

In order to be approved at the Special Meeting the ordinary resolutions for the authorization of each of the Governance Resolutions require the affirmative votes “FOR” such resolution by a majority of the votes cast by shareholders entitled to vote who attend the Special Meeting in person or by proxy.  As ordinary resolutions, the Governance Resolutions are not required to be confirmed at the Confirmatory Meeting.

Notwithstanding the restriction set forth in the Company’s existing Memorandum of Association and Articles of Association that no person shall vote more than 1,000 Shares, the Third Schedule to the NSCA provides that each Shareholder will be entitled to one vote for each share held.

Inspection of Shareholder List

The list of shareholders is available for inspection during usual business hours at the registered office of the Company at, Suite 1600, 5151 George Street, Halifax, Nova Scotia and at the Meetings.  The list of shareholders was prepared as of October 18, 2004, the record date fixed for determining shareholders entitled to notice of the Meetings.  If a person has acquired ownership of shares since that date, he must establish such ownership in order to be included in the list of shareholders entitled to vote.

Revocation of Proxies

Any shareholder who has given his proxy has the right to revoke the same at any time prior to the voting thereof.  In addition to revocation in any other manner permitted by law, a proxy may be revoked by a Shareholder of record: i)(a) by completing and signing a proxy bearing a later date and depositing it with American Stock Transfer & Trust Company; or (b) by depositing an instrument in writing executed by the shareholder or by the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized; ii)iii)iv) at the offices of Canada Southern at 250, 706 –7th Ave. S.W., Calgary, Alberta, T2P 0Z1 at any time up to and including the last business day preceding the date of the Meetings or any adjournment thereof, at which the proxy is to be used, or v) with the chair of the Meetings prior to the commencement of the Meetings, or any adjournment thereof at which the proxy is to be used.  For beneficial Shareholders, a proxy may be revoked by timely submitting new voting instructions to your broker or nominee.

Nomination of Proxy Holder

A shareholder has the right to appoint a person to attend and act for him on his behalf at the Special Meeting or the Confirmatory Meeting other than the person or persons designated in the enclosed proxy card.  To exercise this right, the shareholder may insert the name of the desired person in the blank space provided in the proxy card and strike out the other names.

 BUSINESS OF THE MEETING

Introduction

At the Special Meeting, Shareholders will be asked to consider and pass with or without variation a special resolution, the form of which is set forth in Appendix A, approving the continuance (the “Continuance”) of the Company from the NSCA to be a corporation governed by the ABCA.

Also at the Special Meeting, Shareholders will be asked to consider and approve with or without variation as ordinary resolutions the Director Term Resolution, the Voting Resolution and the Director Approval Resolution, the forms of which are set forth in Appendix B, Appendix C and Appendix D respectively, approving certain corporate governance changes to be implemented by way of the Continuance.

The approval of each of the resolutions is conditional upon all of the other resolutions described above being approved by Shareholders.

 Approval of Continuance Proposal

The Continuance will affect certain of the rights of Shareholders as they currently exist under the NSCA.  Shareholders should consult their legal advisors regarding implications of the Continuance which may be of particular importance to them.

Corporate History of the Company

The Company was originally incorporated under the laws of Canada in 1954 and continued under the Canada Business Corporations Act in 1980.  In 1980 the Company was continued into Nova Scotia under the NSCA.

Overview of the Continuance

As of the effective date of the Continuance, the Company will no longer be subject to the provisions of the NSCA and all corporate matters will be determined under the ABCA.  Under the ABCA, as of the effective date, all of the assets, property, rights, liabilities and obligations of the Company immediately prior to the Continuance will continue to be the assets, property, rights, liabilities and obligations of the Company after the Continuance.

On the effective date of the Continuance, Shareholders will hold one common share of the Company for each Share currently held.  Existing certificates representing the Shares will continue to represent common shares in the Company after the Continuance.  Share certificates will only be replaced on transfers or exchanges occurring after the Continuance.  The principal attributes of the Shares of the Company will be substantially identical, other that the differences in voting rights.  After the Continuance the shares of the Company will cease to be designated as limited voting shares as the 1,000 share voting limitation will have been eliminated.  Outstanding stock options will become options to acquire common shares of the Company post-Continuance without any other changes to the terms of such stock options.

Following the effective date of the Continuance, the Company will continue to be subject to and comply with the periodic reporting requirements as promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In addition, the Company will continue to be subject to the requirements of applicable Canadian securities legislation and the Shares will continue to be listed for trading on the NASDAQ SmallCap Market, the Toronto Stock Exchange, the Boston Stock Exchange and the Pacific Exchange.

Reasons for the Continuance

Modernization of Corporate Governance

The Board of Directors has determined that Continuance under the ABCA is the most convenient and expeditious method by which to modernize the corporate governance structure of the Company.

The Board of Directors believes that a number of provisions of the Company’s existing corporate charter are outdated and no longer remain appropriate corporate governance standards for the Company and its Shareholders.  The Board also believes that it is in the best interests of the Company and its Shareholders to more closely align the Company’s corporate governance standards with evolving industry norms, and with recent developments in securities laws in the United States and Canada.

The Continuance will result in the following changes being made to the Company’s corporate governance practices:

1.

Elimination of the Classified Board Structure.  Currently, the Memorandum of Association and Articles of Association of the Company provide for five classes of directors, with a single director to be elected by the Shareholders to the Board on a rotating basis at each successive Annual General Meeting of Shareholders.

Upon completion of the Continuance, commencing in 2005 each Director will be elected annually by the Shareholders for a term to last until the next Annual General Meeting.

The election of directors is the primary means for shareholders of public companies to influence corporate governance policies and to hold management accountable for its implementation of those policies.  Accordingly, the Board of Directors believes that it is in the best interests of the Company and its Shareholders, and an effective way to maintain and enhance the accountability of the Board of Directors, to allow Shareholders to have the opportunity each year to register their views on the performance of the Board of Directors collectively and to hold individual directors accountable for their decisions and policies.

The new Articles of Continuance will provide for a variable number of directors ranging from three to fifteen, which will provide greater flexibility.

2.

Elimination of the 1,000 Share Per Person Voting Limitation.  Currently, each Shareholder is entitled to one vote for each share shown as registered in his name in the list of Shareholders, subject, however, to a provision in the Company’s Memorandum of

Association and Articles of Association to the effect that no person shall vote more than 1,000 Shares on any matter to come before the Shareholders.

As part of the Continuance, this 1,000 share per person voting restriction will be eliminated.  Accordingly, each Shareholder will be entitled to one vote per share for each share held by such Shareholder on all matters on which Shareholders would be entitled to vote under the Articles of Continuance.

The Board of Directors believe that elimination of the 1,000 share per person voting limitation will align the voting rights of Shareholders with their economic rights in the Company by establishing a simplified one share/one vote structure, which is the predominant method of allocating shareholder voting rights among the equity owners of public companies in the United States and in Canada.

3.

Elimination of the Requirement that the Directors Approve Shareholder Action.  Currently, the Articles of Association require that actions approved or adopted by the requisite vote of the Shareholders must, in order to be effective and binding on the Company, be confirmed by a majority vote of the Board of Directors.

As part of the Continuance and the adoption of new Articles and corporate By-laws under the ABCA, this director “confirmation” requirement will be eliminated.

4.

Enhanced Flexibility for Corporation Actions and Transactions.  The ABCA is more modern corporate legislation than the NSCA and contains simplified and more up to date corporate procedures than the NSCA.  This is more particularly described under “Comparison of N” below.  Significantly more companies, including publicly traded companies, are incorporated under the ABCA than the NSCA and accordingly there are more judicial decisions and other interpretative material available with respect to the ABCA.

Actions of the Corporate Governance and Nominating Committee and the Board of Directors

In May 2004, the Board of Directors commenced a review process designed to modernize the Company’s corporate governance practices.  This review was led by the Corporate Governance and Nominating Committee of the Board, with the advice of U.S. and Canadian legal counsel.  In August 2004, the Committee recommended to the Board of Directors a set of changes to streamline and update the Company’s governance processes, to be implemented by continuing the Company under the ABCA.  On September 29, 2004, the Board of Directors adopted resolutions authorizing the Company, subject to the approval of the Shareholders by Special Resolution, to continue the Company under the ABCA in accordance with the applicable provisions of the NSCA and the ABCA.

 Approval of the Governance Proposals

Each of the Governance Proposals, if approved, will be implemented through the Continuance.  However, U.S. securities regulatory requirements require that Shareholders be allowed to have a separate vote on the ordinary resolutions approving each of the Governance Proposals.  The Board of Directors believes that Shareholder approval of the matters covered by the Governance Proposals is an integral part of the modernization of the corporate governance of the Company and accordingly has determined that it will not proceed with the Continuance or implement the Continuance Proposal or any of the Governance Proposals unless all of the Proposals have been approved.

Elimination of the Classified Board Structure

Shareholder approval of the Director Term Resolution as an ordinary resolution will approve elimination of the classified board structure and five year terms for directors through implementation of the Continuance.

Currently, the Memorandum of Association and Articles of Association of the Company provide for five classes of directors, with a single director to be elected by the Shareholders to the Board on a rotating basis at each successive Annual General Meeting of Shareholders.

Upon completion of the Continuance, commencing in 2005 each Director will be elected annually by the Shareholders for a term to last until the next Annual General Meeting.

The election of directors is the primary means for shareholders of public companies to influence corporate governance policies and to hold management accountable for its implementation of those policies.  Accordingly, the Board of Directors believes that it is in the best interests of the Company and its Shareholders, and an effective way to maintain and enhance the accountability of the Board of Directors, to allow Shareholders to have the opportunity each year to register their views on the performance of the Board of Directors collectively and to hold individual directors accountable for their decisions and policies.

The new Articles of Continuance will provide for a variable number of directors ranging from three to fifteen to be set from time to time by a resolution of the Board of Directors, which will provide greater flexibility.

Elimination of the 1,000 Share Per Person Voting Limitation

Shareholder approval of the Voting Resolution as an ordinary resolution will approve elimination of the 1,000 share per person voting limitation through implementation of the Continuance.

Currently, each Shareholder is entitled to one vote for each share shown as registered in his name in the list of Shareholders, subject, however, to a provision in the Company’s Memorandum of Association and Articles of Association to the effect that no person shall vote more than 1,000 Shares on any matter to come before the Shareholders.

As part of the Continuance, this 1,000 share per person voting restriction will be eliminated.  Accordingly, each Shareholder will be entitled to one vote per share for each share held by such Shareholder on all matters on which Shareholders would be entitled to vote under the Articles of Continuance.

The Board of Directors believe that elimination of the 1,000 share per person voting limitation will align the voting rights of Shareholders with their economic rights in the Company by establishing a simplified one share/one vote structure, which is the predominant method of allocating shareholder voting rights among the equity owners of public companies in the United States and in Canada.

Elimination of the Requirement that the Directors Approve Shareholder Action

Shareholder approval of the Director Approval Resolution as an ordinary resolution will approve limitation of the director approval requirement through implementation of the Continuance.

Currently, the Articles of Association require that actions approved or adopted by the requisite vote of the Shareholders must, in order to be effective and binding on the Company, be confirmed by a majority vote of the Board of Directors.

As part of the Continuance and the adoption of new Articles and corporate By-laws under the ABCA, this director “confirmation” requirement will be eliminated.

Recommendation of the Board

The Board of Directors recommends that you vote “FOR” the Proposals.  A proxy card will be so voted unless the Shareholder depositing the proxy card specifies otherwise.

In the absence of contrary directions, the persons named as proxies in the proxy card enclosed herewith intend to vote proxies in favour of the Continuance Resolution, Confirmatory Resolution and the Governance Resolutions.

Procedures for the Continuance

In order for the Continuance to become effective:

1.

The Shareholders must approve the Continuance Resolution at the Special Meeting by not less than 75% of the votes cast by Shareholders who attend the Special Meeting in person or by proxy.  In addition, unless the resolution approving the Continuance is passed unanimously at the Special Meeting by all of the Shareholders present in person or by proxy and representing 100% of the outstanding Shares, the Continuance Resolution must also be confirmed by a majority of the votes cast by Shareholders who attend the Confirmatory Meeting in person or by proxy.

2.

The Nova Scotia Registrar of Joint Stock Companies must approve the Continuance of the Company into Alberta.

3.

The Company must submit its application to the Alberta Registrar of Corporations requesting that the Company be continued as if it had been incorporated under the laws of the Province of Alberta.

4.

The Company must receive approval of its Continuance application and be issued a certificate of continuance by the Alberta Registrar of Corporations.

5.

On the date shown on the certificate of continuance issued by the Alberta Registrar of Corporations, the Company becomes a corporation under the laws of the Province of Alberta as if it had been incorporated under the ABCA.

6.

The Company must file the Certificate of Continuance with the Nova Scotia Registrar of Joint Stock Companies.

Right Not to Proceed

The Board of Directors has the right not to proceed with the Continuance if it determines that the Continuance is no longer in the best interests of the Company or its Shareholders, including because rights of dissent have been exercised by Shareholders to a degree which the Board considers to be unduly detrimental to the Company, see “Rights of Dissent to the Continuance” below.

Form of Articles of Continuance and By-laws

The text of the Continuance Resolution and the Confirmatory Resolution, in substantially the form to be presented to the Shareholders, subject to such changes as may be required by the applicable regulatory authorities or by counsel for the Company, are set forth in Appendix A and Appendix E attached hereto.

As part of the Continuance, Articles of Continuance and By-laws appropriate for an Alberta company will replace the Memorandum of Association and Articles of Association.  Schedule 1 to the Continuance Resolution is the draft Articles of Continuance that the Company anticipates will be filed under the ABCA and Schedule 2 to the Continuance Resolution is the draft By-laws that the Company anticipates will be adopted upon the Continuance.

Under the Company’s current Nova Scotia charter documents, it is permitted to issue up to 100,000,000 limited voting shares of $1.00 par value each, each limited voting share having the right to vote (subject to the 1,000 share voting limitation in certain circumstances), the right to receive dividends and the right to participate in a winding up of the Company.  Under the Articles of Continuance, the Company will be authorized to issue an unlimited number of common shares and the holder of each common share is entitled to one vote per share, to receive dividends as declared and to participate in the winding up of the Company.  Each currently outstanding limited voting share will become a common share of the Company upon implementation of the Continuance.

The Company’s current Nova Scotia charter documents provide that the Company has a fixed number of five directors, with one director elected annually for a term of five years.  The Articles of Continuance provide that the Company will have a minimum of three and a maximum of 15 directors, each to hold term until the annual general meeting following his or her election or appointment.

The Company’s current Nova Scotia charter documents generally provide a broad discretion for the Company to carry on the business as enumerated in those charter documents.  Under the ABCA and the Articles of Continuance, there will be no restrictions on the businesses that the Company may carry on.

Under its current charter documents, the Company does not have the authority to issue preferred shares.  Pursuant to the Articles of Continuance, the Board of Directors of the Company is authorized, subject to any limitations described by law, to provide for the issuance of senior and junior preferred shares from time to time in one or more series and to establish the number of shares to be included in each such series and to fix a designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof.  Because the Board of Directors has such power to establish the powers, preferences and rights of each series, it may afford the holders of preferred shares preferences, powers and rights (including voting rights) senior to the rights of the holders of the common shares of the Company.  Although the Company has no current intention to issue preferred shares, the issuance of such shares could be used to discourage an acquisition proposal.  The Continuance is not being presented to the Shareholders with the intent that it be utilized as a type of anti-take-over device.

Details of the provisions of each class of preferred shares is set out in the Articles of Continuance attached as Schedule 1 to the Continuance Resolution attached to Appendix A to this Proxy Statement.

Under the ABCA, the by-laws set out various procedural and administrative matters with respect to the registered office of the Company, its head office, administrative aspects of shareholders and directors meetings, the appointment of officers, the limitation, liability and indemnification of officers and directors and others, the manner of giving notices and similar administrative details.  The by-laws for the Company post-Continuance are set out as Schedule 2 to the Continuance Resolution found as Appendix A to this Proxy Statement.

Comparison of Nova Scotia Corporate Law and Alberta Corporate Law

On the effective date of the Continuance, the Company will be treated as if it had been incorporated under the ABCA, rather than under the NSCA.  Although many of the relevant provisions of the ABCA are similar to those of the NSCA, Shareholders should be aware of a number of differences between the ABCA and the NSCA affecting the rights of Shareholders, the rights, powers and obligations of Company directors and the power and authority of the Company generally.

The rights, powers and obligations of shareholders and directors of a NSCA company are largely determined by a company's memorandum and articles of association, which are in essence a contract among a NSCA company and its shareholders.  The ABCA, in contrast, is based on a division of powers between the shareholders and directors, and their respective rights and obligations are largely governed by the statute itself rather than by the articles of incorporation and by-laws.

Below is a summary of some of the material differences between the ABCA and NSCA.  This summary is not intended to be exhaustive and Shareholders should consult their legal advisors regarding implications of the continuance which may be of particular importance to them.

Director Qualification and Number

Under the ABCA at least one-half of the total number of directors of an Alberta company must be resident Canadians and directors generally must not transact business at a meeting of directors unless at least one-half of directors present are resident Canadians; provided, however, that if a company's business is conducted largely outside Canada only one-third of the total number of directors must be resident Canadians.  The articles of incorporation of an ABCA company must specify the number or a range for number of directors (minimum and maximum).  There are no Canadian residency requirements for directors under the NSCA.  Presently the Company has five directors, three of whom are resident in Canada.  Approval of the Continuance will have no effect on the present composition of the board, but if approved, the Company's articles of continuance will provide for a minimum of three directors and a maximum of fifteen, to be set from time to time by the Board of Directors.

Duties of Directors

The ABCA imposes an objective test with respect to the duty of care of directors who are required to act honestly and in good faith with a view to the best interests of the corporation, and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.  In Nova Scotia, the common law duty of care, which is a subjective test, applies, although the Supreme Court of Nova Scotia has the discretion, pursuant to the NSCA, to relieve a director in certain instances if he has acted honestly and reasonably.

Powers of Directors

The ABCA specifically charges directors with managing, or supervising the management of, the business and affairs of the corporation.  For companies incorporated pursuant to the NSCA, in contrast, the power to manage is held by the shareholders who may then delegate it, with limitations, to the directors pursuant to the articles of association.  The Company's current articles grant such powers to the directors, and if the Continuance is approved, the directors will continue to be responsible for managing the business and affairs of the Company.

Director Liability

The ABCA addresses director liability in a more organized fashion than the NSCA.  For instance, under the ABCA, directors of a corporation who vote for or consent to a resolution authorizing the issue of shares for consideration other than money are jointly and severally liable to the corporation to make good any amount by which the consideration received is less than the fair equivalent of the money that the corporation would have received if the shares had been issued for money.  Directors who authorize an improper purchase, redemption or other acquisition of shares, authorize improper payments of dividends, commissions, financial assistance, indemnities or other improper payments to a shareholder are jointly and severally liable to restore to the corporation any amounts so distributed.  In addition, directors of an ABCA corporation may be jointly and severally liable to employees for certain wages and salaries payable to each employee for services performed for the corporation.  In contrast, the liability of a director of a company incorporated under the NSCA largely arises from the directors’ fiduciary duty at common law and many of the provisions of the ABCA described above are in essence a codification of the common law.  The NSCA itself prescribes less significant monetary penalties, for instance, a director who fails to transfer shares on request, fails to issue share certificates within certain time limits, or fails to maintain a register of shareholders, is subject to a fine of $25 for every day during which the default continues.

Removal of Directors

Under the Company’s current corporate charter, directors may only be removed by resolution approved by three-quarters or 75% of the shareholders entitled to vote present in person or by proxy and representing a majority of the outstanding shares of the Company, unless the director is removed for cause such as conviction of a felony, declaration of unsound mind, or gross abuse of trust which is proven by clear and convincing evidence to have been committed in bad faith.  Under the ABCA, directors may be removed by ordinary resolution, meaning a simple majority.

Special Resolutions

Under the NSCA a special resolution requires a higher percentage of agreement than under the ABCA.  A special resolution under the ABCA requires 66K% of the votes cast by the shareholders that voted to be in favour of the resolution.  Under the NSCA, a special resolution is required to be passed by 75% of the votes cast by the shareholders entitled to vote who are present at the meeting in person or by proxy, but unless the resolution is unanimously passed by all of the shareholders present in person or by proxy and representing 100% of the outstanding shares, it must also be confirmed by a majority vote of the shareholders present in person or by proxy at a subsequent meeting held not less than fourteen days and not more than one month following the first meeting.

Vote on Extraordinary Corporate Transactions

Due to the different threshold for special resolutions, continuances, sale or lease of substantially all of the assets or property of a company, amendments to the articles of incorporation and other extraordinary corporate actions require authorization by 75% of the votes cast of a NSCA company, whereas under the ABCA these resolutions require the approval of the holders of 66K% of the outstanding shares entitled to vote.  In addition under the NSCA, if holders of 75% of the shares entitled to vote approve a special resolution to enter into a extraordinary corporate transaction, the vote must in most instances be confirmed by a second vote of a simple majority of the shareholders at a subsequent meeting.

Amalgamation

Under the NSCA, an amalgamation must be approved by 75% of the votes cast by the shareholders present in person or by proxy at the meeting and by the Supreme Court of Nova Scotia, whereas under the ABCA only a special resolution of the shareholders is required.  The ABCA, unlike the NSCA, provides for a short form amalgamation agreement which may be approved by the lower threshold special resolution.

Return of Capital

Similar to amalgamations, court approval is required under the NSCA for a company to reduce its share capital.  In Alberta, a company may reduce its stated capital by special resolution if the applicable solvency test is met.

By-law Amendments

Under the ABCA, directors may make, amend or repeal any by-laws that regulate the business or affairs of the Company (subject to any restrictions under the articles or any unanimous shareholder agreement), but any such action of the directors is subject to confirmation by ordinary resolution, meaning by a majority of the votes cast by the shareholders entitled to vote on that resolution.  Under the NSCA, amendments to the Articles of Association require a special resolution.  If the Continuance is approved, the board of directors will be permitted under the ABCA to adopt, amend or repeal the Company's by-laws, provided they thereafter obtain the approval of shareholders by ordinary resolution.

Appraisal Rights

Shareholders in Canada are generally entitled to dissent and to be paid the fair value of their shares if the corporation undertakes certain fundamental corporate changes.  For example, appraisal rights exist under both the ABCA and the NSCA in connection with any sale of substantially all of the assets of a company, for certain amendments to articles or memorandum of association such as those affecting share issuance, transferability or ownership of shares of the class held by a dissenting shareholder, or amendments to articles of incorporation, memorandum of association or articles of association to add, change or remove any restriction on the business of the company, or approving an amalgamation or continuance.  Both the ABCA and NSCA grant appraisal rights to shareholders of a class of shares entitled to vote on proposals to amend the articles of incorporation, memorandum of association, articles of association to vary the number of authorized shares of the class, effect a reclassification or cancellation of shares of the class, affect restrictions, right or privileges attached to such shares, create a new class of shares, or constrain the issue or transfer of ownership of such shares.

Dividends and Distributions

Dividends of a NSCA company must be declared and paid out of the profits of the company.  Under the NSCA, a company may not redeem or repurchase its shares if the company is, or would after the payment, be unable to meet the applicable solvency test.  Further, any purchase or other acquisition by a NSCA company of its own shares, other than redeemable shares, must be approved by special resolution.  The NSCA also prohibits companies from providing financial assistance, whether directly or indirectly, for the purpose of or in connection with a purchase made or to be made of any shares in the company unless the company satisfies a solvency test or an exemption is available.

Notice and Call of Shareholder Meetings

Under the ABCA, directors are required to call general meetings within specified periods of time, may call special general meetings at any time, and may be required to hold a meeting if shareholders representing 5% of the shares entitled to vote so request.  A shareholder entitled to vote at an annual general meeting may also submit a proposal for a matter to be raised at a meeting and, if the proposal meets certain criteria specified in the ABCA, the proposal must be included in management's proxy circular.  Under the current Articles of Association, the President, Chairman of the Board, or the Board as a whole may call a special shareholders meeting, and shareholders holding 5% of the total number of shares may also requisition a meeting under the NSCA.

Quorum of Shareholders

A quorum for a shareholder meeting under the ABCA consists of the holders of a majority of shares entitled to vote present in person or represented by proxy at the meeting unless the by-laws provide otherwise.  Presently the Company's articles of association provide that two or more shareholders present in person and holding or representing by proxy not less than 25% of the total number of issued shares constitute a quorum.  If the Continuance is approved by shareholders, the Company intends to adopt by-laws that will state that a quorum is two or more shareholders present in person and holding or representing by proxy not less than 10% of the total number of issued shares, and that in the absence of a quorum, the holders of a majority of the shares present in person or represented by proxy and entitled to vote may adjourn the meeting to another date and time.  The Company has applied to the NASDAQ Stock Market, Inc. for a waiver of NASDAQ’s minimum shareholder quorum rule to permit the Company’s by-laws to provide for a 10% shareholder quorum.

Indemnification and Insurance

A company governed by the ABCA is permitted to indemnify its directors, officers, employees and agents against all reasonable expenses including legal fees, provided that the individual acted in good faith and for a purpose which he reasonably believed to be in the best interests of the company; and, in the case of a criminal or administrative proceeding, had reasonable grounds to believe his conduct was lawful.  The current Articles of Association of the Company provide a similar indemnification for present and former directors and officers and the Company is permitted to maintain insurance in respect of such liabilities.  A company governed by the ABCA is also permitted to maintain insurance against any liability asserted against directors, officers, employees and agents by reason of their position, although this is limited where the liability relates to a director's failure to act honestly and in good faith with a view to the best interests of the company.  Under the ABCA, a Company may also seek the Court's approval to an indemnity arrangement.

Oppression Relief and Equitable Remedies

Both the NSCA and the ABCA permit an action to be brought for “oppression” and “unfairness” with respect to shareholders, creditors, directors and officers, and vests the courts with broad remedial powers in connection therewith.

Tax Consequences of the Continuance

Canadian Federal Income Tax Consequences

The following is a summary of the principal Canadian federal income tax considerations under the Income Tax Act (the “Tax Act”) generally applicable in respect of the Continuance.  Shareholders who dissent to the Continuance should consult their own tax advisors to determine their own particular tax consequences of dissenting to the Continuance.

This summary is based upon the current provisions of the Tax Act, the regulations thereunder (the “Regulations”), all specific publicly announced proposals to amend the Tax Act and Regulations (the “Proposed Amendments”) and counsel's understanding of the current administrative policies and assessing practices of the Canada Revenue Agency.  Except for the Proposed Amendments, this summary does not take into account or anticipate any changes in the law or administrative policies or assessing practices, nor does it take into account the tax law of any province, territory or foreign jurisdiction.  There can be no assurance that the Proposed Amendments will be enacted in the form currently proposed or at all.

The Company

The Continuance will not result in any material Canadian federal income tax consequences for the Company.

Shareholders

The Continuance will not result in any material Canadian federal income tax consequences for Shareholders who do not dissent to the Continuance.  Shareholders who dissent to the Continuance should consult their own tax advisors to determine their own particular tax consequences of dissenting to the Continuance.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax considerations caused solely by the Continuance itself to Shareholders of the Company and to the Company itself.  This discussion is based on the United States Internal Revenue Code of 1986, as amended, (the “Code”), existing and proposed regulations under the Code, Internal Revenue Service rulings and pronouncements, reports of Congressional Committees, judicial decisions and current administrative rulings and practice, all as in effect on the date of this discussion and all of which are subject to change.  Any such change could be retroactive and, accordingly, could modify the tax consequences discussed below.  No advance ruling has been requested from the Internal Revenue Service with respect to these matters.  Accordingly, the United Stated federal income tax consequences of the Continuance may differ from those described below.

The summary set forth below only applies to the Company and to its Shareholders who do not dissent to the Continuance and who are not “U.S. persons” (as defined below) owning directly or indirectly within the meaning of Section 958(a) of the Code (including through attribution under Section 958(b) of the Code) 10% or more of the total voting power of the Company (or another foreign corporation the stock of which was sold or exchanged for stock in the Company) at any time during the 5-year period ending immediately before the Continuance.  The Company believes, and it is assumed for the purposes of this discussion, that there are no “U.S. persons” (as defined below) owning directly or indirectly within the meaning of Section 958(a) of the Code (including through attribution under Section 958(b) of the Code) 10% or more of the total voting power of the Company (or another foreign corporation the stock of which was sold or exchanged for stock in the Company) at any time during the 5-year period ending immediately before the Continuance.

The Continuance is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(D), (E), and/or (F) of the Code.  This discussion assumes that the Continuance qualifies as such a reorganization, that Shareholders hold their Shares and will continue to hold their Shares as capital assets and hold them directly (e.g., not through an intermediate entity such as a corporation, partnership, limited liability company, or trust after the Continuance) and that Shareholders holding more than 1% of the Shares do not exercise their right to dissent under applicable law from the Continuance (see “Rights of Dissent to the Continuance” below).  It is also based upon the Company not being a “United States real property holding company” under Section 897(c)(2) of the Code at any time during the 5-year period ending on the date of the Continuance and not holding any “United States real property interest “under Section 897(c)(1) of the Code immediately before the Continuance.

Based upon the foregoing, the Continuance itself will not result in any material U.S. federal income tax consequences for Shareholders or the Company.  However, Shareholders who are required to file U.S. tax returns will have to report the reorganization on a statement attached to their U.S. tax returns for the year of the reorganization.  If the Continuance does not qualify as such reorganization or if the transactions are not implemented as planned, the Continuance could be taxable for Shareholders and the Company.

For purposes of this discussion, a “U.S. person” is defined in Section 7701(a)(30) of the Code as a beneficial owner of Shares who or which, for U.S. federal income tax purposes, is: 1. an individual who is a U.S. citizen or U.S. resident alien; 2. a corporation or other entity, taxable as a corporation for U.S. federal income tax purposes, that was created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; 3. an estate the income of which is subject to U.S. federal income taxation regardless of its source; 4. a partnership or other entity, taxable as a partnership for U.S. federal income tax purposes, that was created or organized in or under the laws of the United States, any state thereof, or the District of Columbia; and 5. any trust if a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more “United States persons” have the authority to control all substantial decisions of the trust.

This discussion does not address the federal income tax consequences of any transaction that may occur after the Continuance, including but not limited to sales or exchanges of Shares, distributions made by the Company, or the applicability, if any, of the anti-deferral regimes embodied in Section 957 of the Code (relating to controlled foreign corporations), Section 552 of the Code (relating to foreign personal holding companies), or Section 1297 of the Code (relating to passive foreign investment companies).  It also does not address all of the U.S. federal income tax consequences and considerations that may be relevant to particular Shareholders in light of their individual circumstances or to Shareholders who, for U.S. federal income tax purposes, are subject to special rules, such as:  1. tax exempt entities; 2. banks, financial institutions or insurance companies; 3. grantor trusts; 4. real estate investment trusts or regulated investment companies; 5. holders who hold Shares as a part of a straddle, conversion transaction, hedge or other risk reduction transaction; 6. investors whose functional currency is not the U.S. dollar; 7. holders who acquired their Shares within 12 months of the effective date of the Continuance pursuant to the exercise of employee stock options or otherwise as compensation; 8. holders that, for U.S. federal income tax purposes, are non-resident alien individuals, foreign corporations, foreign partnerships, foreign trusts, or foreign estates; 9. as noted above, “U.S. persons” (as defined above) owning directly or indirectly within the meaning of Section 958(a) of the Code (including through attribution under Section 958(b) of the Code) 10% or more of the total voting power of the Company (or another foreign corporation the stock of which was sold or exchanged for stock in the Company) at any time during the 5-year period ending immediately before the Continuance; 10. Shareholders who do not hold their Shares as a capital asset; 11. as noted above, Shareholders who dissent; and 12. U.S. expatriates.  The tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership.

Further, this discussion does not address any U.S. federal estate and gift or alternative minimum tax consequences or any state, local, foreign or treaty consequences relating to the Continuance for Shareholders or the Company or the ownership and disposition of Shares.

This summary is of a general nature only, is not exhaustive of all U.S. federal income tax considerations, and is not intended to be, nor should it be construed to be, legal or tax advice to any particular shareholder.

Each shareholder is strongly urged to consult his or her own tax advisor as to the particular tax consequences to him or her of the continuance contemplated by this proxy statement and the ownership and disposition of shares, including the applicability and effect of federal, state, local, foreign and other tax laws in his or her particular circumstances.

Rights of Dissent to the Continuance

In this Section, a reference to a Shareholder means a Shareholder whose shares are registered in his or her name on the records of the Company.  Persons who are beneficial owners of Shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only the registered owner of the Shares is entitled to dissent.

Under the NSCA Shareholders may dissent from the Continuance Resolution or the Confirmatory Resolution by exercising their right of dissent pursuant to Section 2 of the Third Schedule to the NSCA.  In general, any Shareholder who dissents (a “Dissenting Shareholder”) from the Continuance Resolution or the Confirmatory Resolution in compliance with the Third Schedule will be entitled, in the event the Continuance Resolution is confirmed by the Confirmatory Resolution and the Continuance becomes effective (the “Effective Date”), to be paid by the Company the fair value of the Shares held by such Dissenting Shareholder determined as of the close of business on the day before the resolutions approving the

Continuance are deemed adopted.  A Shareholder need not have dissented at the Special Meeting in order to be able to dissent at the Confirmatory Meeting.

The dissent provisions under the NSCA provide that a Shareholder may only make a claim thereunder with respect to all the shares of a class held by the shareholder on behalf of any one beneficial owner and registered in the Shareholder’s name.  One consequence of this provision is that a Shareholder may only exercise the right to dissent under the dissent procedures in respect of Shares that are registered in that holder’s name.

A Shareholder who wishes to dissent from the Continuance Resolution or the Confirmatory Resolution must provide written notice of his or her dissent or a written objection to such resolution (each a “Notice of Dissent”) to Canada Southern Petroleum Ltd. by depositing such Notice of Dissent with the Secretary of the Company at: Canada Southern Petroleum Ltd., 250, 706 - 7th Avenue S.W., Calgary, Alberta T2P 0Z1, to arrive at or before the Special Meeting in the case of the Continuance Resolution or at or before the Confirmatory Meeting in the case of the Confirmatory Resolution.

The filing of a Notice of Dissent does not deprive a Shareholder of the right to vote at the Special Meeting or the Confirmatory Meeting; however, a Shareholder who has submitted a Notice of Dissent in respect of the Continuance Resolution or the Confirmatory Resolution who then votes in favour of such resolutions will no longer be considered a Dissenting Shareholder with respect to that class of shares voted in favour of such resolutions.  A vote against the Continuance Resolution or the Confirmatory Resolution or an abstention will not constitute a Notice of Dissent.  However, a Shareholder need not vote his or her Shares against either such resolution in order to dissent.  Similarly, the revocation of a proxy conferring authority on the proxy holder to vote in favour of either such resolution does not constitute a Notice of Dissent; however, any proxy granted by a Shareholder who intends to dissent, other than a proxy that instructs the proxy holder to vote against the Continuance Resolution or the Confirmatory Resolution, as the case may be, should be validly revoked (See “General Information - Revocation of Proxies”) in order to prevent the proxy holder from voting such securities in favour of such resolutions and thereby causing the Shareholder to forfeit his or her right to dissent.

The Company is required, within 10 days after the Continuance Resolution is unanimously passed or confirmed at the Confirmatory Meeting, as the case may be, to notify each of the Dissenting Shareholders that the Continuance Resolution and the Confirmatory Resolution have been unanimously passed or confirmed, as the case may be.  Such notice is not required to be sent to any Shareholder who voted in favour of the resolution from which he or she submitted a Notice of Dissent nor to any Shareholder who has withdrawn his or her Notice of Dissent.

A Dissenting Shareholder who has not withdrawn his or her Notice of Dissent must then, within 20 days after receipt of notice that the Continuance Resolution and the Confirmatory Resolution have been unanimously passed or confirmed, as the case may be, or, if the Dissenting Shareholder does not receive such notice, within 20 days after he or she learns that such resolutions have been unanimously adopted or confirmed, as the case may be, send to the Company a written notice (a “Demand for Payment”), containing his or her name and address, the number of Shares in respect of which he or she dissents, and a demand for payment of the fair value of such Shares.  Within 30 days after sending a Demand for Payment, the Dissenting Shareholder must send to the Company or its transfer agent the certificates representing the Shares in respect of which he or she dissents.  A Dissenting Shareholder who fails to send certificates representing the Shares in respect of which he or she dissents forfeits his or her right to dissent.  The Company or its transfer agent will endorse on any share certificate received from a Dissenting Shareholder a notice that the holder is a Dissenting Shareholder and will forthwith return the share certificates to the Dissenting Shareholder.

After sending a Demand for Payment, a Dissenting Shareholder ceases to have any rights as a holder of the Shares in respect of which the Shareholder has dissented other than the right to be paid the fair value of such Shares as determined under the dissent procedures, unless 1)a)b)(1)2)a)b)c) the Company fails to make a timely Offer to Pay (as described below) to the Dissenting Shareholder and the Dissenting Shareholder withdraws his or her Demand for Payment; or 3)a)b)c) the Continuance does not proceed in which case the Dissenting Shareholder’s rights as a Shareholder are reinstated as of the date he or she sent the Demand for Payment.

The Company is required, not later than seven days after the later of the Effective Date or the date on which the Company receives a Demand for Payment from a Dissenting Shareholder, to send such Dissenting Shareholder a written offer to pay (an “Offer to Pay”) for his or her Shares in an amount considered by the Company’s Board to be the fair value thereof, accompanied by a statement showing the manner in which such fair value was determined.  Every Offer to Pay must be on the same terms.  The Company must pay for the Shares of a Dissenting Shareholder within ten days after an Offer to Pay has been accepted by such Dissenting Shareholder, but any such offer lapses if the Company does not receive an acceptance thereof within 30 days after the Offer to Pay has been made.

If the Company fails to make an Offer to Pay for a Dissenting Shareholder’s Shares or if a Dissenting Shareholder fails to accept an Offer to Pay which has been made, the Company may, within 50 days after the Effective Date or within such further period as a court may allow, apply to the court to fix a fair value for the Shares of Dissenting Shareholders.  If the Company fails to apply to the court, a Dissenting Shareholder may apply to the court for the same purpose within a further period of 20 days or within such further period as the court may allow.  A Dissenting Shareholder is not required to give security for costs in such an application.

Upon an application to the court in accordance with the immediately proceeding paragraph, all Dissenting Shareholders whose Shares have not been purchased by the Company will be joined as parties and bound by the decision of the court, and the Company will be required to notify each affected Dissenting Shareholder of the date, place and consequences of the application and of his or her right to appear and be heard in person or by counsel.  Upon any such application to the court, the court may determine whether any other person is a Dissenting Shareholder who should be joined as a party, and the court will then fix a fair value for the Shares of all Dissenting Shareholders.  The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the Shares of all Dissenting Shareholders.  The final order of the court will be rendered against the Company in favour of each Dissenting

Shareholder and for the amount of the fair value of his or her Shares as fixed by the court.  The court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the Effective Date until the date of payment.

Please note that the foregoing is only a summary of the Dissent Procedures under the NSCA, which is technical and complex.  A complete copy of Section 2 of the Third Schedule to the NSCA, which provides the dissent rights, is attached to this Proxy Statement as Appendix F.  It is recommended that any Shareholder wishing to avail himself or herself of his or her Dissent Rights under the Dissent Procedures of the NSCA seek legal advice as failure to comply strictly with the provisions of the NSCA may prejudice the right of dissent.

Share Certificates

Outstanding certificates representing Shares will continue to represent common shares of the Company after completion of the Continuance.  Share certificates will only be replaced on transfers or exchanges occurring after the Continuance.  Shareholders are not required at this time to send the certificates representing their Shares to the Company in connection with the Continuance.

 INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

The Company is not aware of any substantial interest, direct or indirect, by way of beneficial ownership or otherwise, of any person who has been a director, director nominee or executive officer of the Company at any time since the beginning of the last fiscal year of the Company, or any associate or affiliate of any of the foregoing persons, in any matter to be acted upon at the Special Meetings.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The Company knows of no person or group that owns beneficially more than 5% of the outstanding Limited Voting Shares of the Company.

The following table sets forth information as to the number of Shares owned beneficially on October 18, 2004 by d)e)(a) each of the Company’s directors and executive officers, and (b) by all executive officers and directors of the Company as a group.

	Amount and Nature of Beneficial Ownership
Name of Individual or Group	Shares Held Directly or Indirectly	Exercisable Options	Percent of Class

John W. A. McDonald	4,000	-	*
Randy L. Denecky	-	45,000	*
Myron F. Kanik	-	50,000	*
Richard C. McGinity	3,000	50,000	*
Arthur B. O’Donnell	1,654	50,000	*
Raymond P. Cej	-	50,000	*
Directors and Executive Officers as a Group (a total of 7)	8,654	245,000	1.7%

________________________

*

The percent of class owned is less than 1%.

Changes in Control

The Company is aware of no arrangement which may at a subsequent date result in a change in control of the Company.

 ADDITIONAL INFORMATION CONCERNING
EXECUTIVE OFFICERS AND DIRECTORS

The information set forth in the attached Appendix G entitled “Additional Information Concerning Executive Officers and Directors” is hereby incorporated by reference.

 ADDITIONAL INFORMATION

We are a public company and file annual, quarterly and special reports and other information with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (“SEDAR”).  Our reports, proxy and information statements and other information are also available to the public at the SEC's web site or the SEDAR web site.  The Internet addresses of these sites are http://www.sec.gov and www.sedar.com.  You may also read and copy any documents we file at the SEC's Public Reference Room, 450 Fifth Street, N.W., Washington, D.C. 20549.  You may obtain further information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  You can obtain copies of this material from the Public Reference Section of the SEC, Washington, D.C. 20549, at prescribed rates.  You may also obtain copies of` our reports, proxy and information statements and other information from our corporate web page at http:/www.cansopet.com.

The Shares are listed on the Boston Stock Exchange, the Pacific Exchange, the Toronto Stock Exchange and traded on the NASDAQ SmallCap Market.  Copies of our reports, proxy statements and other information can also be examined at each of these exchanges and at the offices of the National Association of Securities Dealers, Inc.

The Company’s annual report on Form 10-K for the year ended December 31, 2003, may be obtained without charge upon written request to Canada Southern Petroleum Ltd., #250, 706 – 7th Avenue S.W., Calgary, Canada, T2P 0Z1, Attention: Mr. Randy Denecky, Chief Financial Officer.

 OTHER BUSINESS

All items of business for the Meetings are stated in this Proxy Statement.  We are not aware of any other business to be presented at either of the Meetings.  If other matters of business, not presently known, properly come before the Meetings, it is intended that the persons named in the Proxies will have discretionary authority to vote the shares thereby represented in accordance with their best judgment.

 SHAREHOLDER PROPOSALS

If the Continuance is Not Implemented

Shareholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company’s 2005 Annual General Meeting of Shareholders must submit the proposal on or before December 30, 2004.

If a shareholder wishes to present a proposal at the Company's 2005 Annual General Meeting of Shareholders and the proposal is not intended to be included in the Company's proxy statement and form of proxy relating to that meeting, the shareholder must give advance notice to the Company prior to the deadlines set forth in the Company's Articles of Association.

If a shareholder's proposal relates to business other than the nomination of persons for election to the board of directors, Article 76 of the Company's Articles of Association applies.  To be timely under Article 76, a shareholder's notice must be received by the Company on or before March 17, 2005, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

If a shareholder's proposal relates to the nomination of persons for election to the board of directors, Article 110A of the Company's Articles of Association applies.  To be timely under Article 110A, a shareholder's notice must be received by the Company on or before March 17, 2005, which is the date not less than 90 days prior to the first anniversary of this year's Annual General Meeting of Shareholders.

If the Continuance is Implemented

Shareholders who intend to have a proposal included in the notice of meeting and related proxy statement relating to the Company’s 2005 Annual General Meeting of Shareholders must submit their proposal on or before March 17, 2005.

General

Shareholder proposals relating to the Company’s 2005 Annual General Meeting of Shareholders must be received by the Company at its principal office, 250, 706 - 7th Avenue S.W. Calgary, Alberta Canada T2P 0Z1.  The fact that a shareholder proposal is received in a timely manner does not insure its inclusion in the proxy material, since there are other requirements in the Company’s Articles of Association and the proxy rules relating to such inclusion.

*

*

*

*

*

The contents and the sending of this Proxy Statement have been approved by the directors of the Company.

It is important that the proxy card be returned promptly; therefore, Shareholders who do not expect to attend the Special Meeting and Confirmatory Meeting in person are urged to sign, date and return the enclosed proxy card in the reply envelope provided.

By Order of the Board of Directors,

(signed) Pat Finnerty

Patrick C. Finnerty, Secretary

APPENDIX A

Form of Continuance Resolution

Special Resolution Continuing
Canada Southern Petroleum Ltd.
Under the Business Corporations Act (Alberta)

RESOLVED, as a Special Resolution, that:

(1)

The continuance of Canada Southern Petroleum Ltd. (the “Company”) under Section 188 of the Business Corporations Act (Alberta) (the “ABCA”) is approved.

(2)

Subject to and conditional upon the authorization of the Nova Scotia Registrar of Joint Stock Companies pursuant to Section 133(5) of the Companies Act (Nova Scotia) (the “NSCA”), the Company is authorized to apply to the Alberta Registrar of Corporations for a Certificate of Continuance continuing the Company under Section 188 of the ABCA.

(3)

Subject to and effective upon the issuance of such Certificate of Continuance, the Company hereby approves and adopts, in substitution for the existing Memorandum of Association and Articles of Association of the Company, articles of continuance and by-laws as set out in the attached Schedule 1 and Schedule 2 respectively, pursuant to the ABCA with such changes as are required by applicable regulatory authorities or as may be determined by counsel for the Company.

(4)

This resolution shall only be considered to be approved by the shareholders of the Company if each of the Governance Resolutions (as defined in the Proxy Statement of the Company dated October 20, 2004) is also approved by the shareholders of the Company.

(5)

Any director or officer of the Company is hereby authorized, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such documents, agreements and instruments, and to do or cause to be done all such other acts and things, as such person determines to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

(6)

The directors of the Company are hereby authorized to abandon the continuance at any time without further approval by the shareholders of the Company.

A-1

SCHEDULE 1

Form of Certificate of Continuance
Under the Business Corporation Act (Alberta)

ALBERTA REGISTRIES

ARTICLES OF CONTINUANCE

Business Corporations Act

Sections 188, 273 and 274

1.

NAME OF CORPORATION:

2.  CORPORATE ACCESS NO.

CANADA SOUTHERN PETROLEUM LTD.

3.

THE CLASSES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED TO ISSUE:

The annexed Schedule “A” is incorporated into and forms part of this form.

4.

RESTRICTIONS IF ANY ON SHARE TRANSFERS:

None.

5.

NUMBER (OR MINIMUM AND MAXIMUM NUMBER) OF DIRECTORS:

Minimum of three (3), maximum of fifteen (15).

6.

RESTRICTIONS IF ANY ON BUSINESSES THE CORPORATION MAY CARRY ON:

None.

7.

IF CHANGE OF NAME EFFECTED, PREVIOUS NAME:

N/A

8.

DETAILS OF INCORPORATION:

Canada Southern Petroleum Ltd. was incorporated federally on April 13, 1954 and it continued into Nova Scotia on June 4, 1980.

9.

OTHER PROVISIONS IF ANY:

The annexed Schedule “B” is incorporated into and forms part of this form.

DATE	SIGNATURE	NAME AND TITLE Print Name: Print Title:

This information is being collected for the purposes of corporate registry records in accordance with the Business Corporations Act.

SCHEDULE “A”

ARTICLES OF CONTINUANCE

OF

CANADA SOUTHERN PETROLEUM LTD.

(share structure)

Unlimited number of Common Shares without nominal or par value to which shares shall be attached the right (i) to one vote for each common share held at all meetings of shareholders of the Corporation other than meetings of the holders of any class or series of shares meeting as a class or series; (ii) receive any dividends declared by the Corporation; and (iii) subject to the rights of shares ranking prior to the Common Shares, to receive the remaining property of the Corporation on dissolution, after the payment of all liabilities.

An unlimited number of two classes of preferred shares without nominal or par value to be designated as First Preferred Shares, Second Preferred Shares respectively, each class of preferred shares being issuable in that series, with the designations, rights, privileges, restrictions and conditions attaching to the preferred shares as set out below:

FIRST PREFERRED SHARES

1.

Directors’ Right to Issue in One or More Series

The First Preferred Shares may at any time or from time to time be issued in one or more series, each series to consist of such number of shares as may before the issue thereof be determined by the Directors; the Directors of the Corporation may (subject as hereinafter provided) by resolution fix (subject to the provisions hereof), from time to time before the issue thereof, the designation, rights, privileges, restrictions and conditions attaching to the shares of each such series including, without limiting the generality of the foregoing, the stated issue price, the rate, amount or method of calculation of preferential dividends and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the date of payment thereof, the redemption and/or purchase prices and terms and conditions of redemption and/or purchase, conversion rights (if any), voting rights (if any), any sinking fund or other provisions and the rights of retraction (if any) vested in the holders of First Preferred Shares of any such series and the prices and the other terms and conditions of any rights of retraction and whether any additional rights of retraction may be vested in such holders in the future, the whole subject to the following provisions and to the passage of a Directors’ resolution setting forth such designation, rights, privileges, restrictions and conditions attaching to the shares of each series.

2.

Ranking of First Preferred Shares

The First Preferred Shares of each series shall rank on a parity with the First Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution, or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purposes of winding-up its affairs.

When any dividends or amounts payable on a repayment of capital are not paid in full, the First Preferred Shares of all series shall participate ratably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full and on any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of such shares with respect to return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

The First Preferred Shares shall be entitled to preference over the Second Preferred Shares and the Common Shares of the Corporation and over any other shares ranking junior to the First Preferred Shares with respect to payment of dividends and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its Shareholders for the purpose of winding-up its affairs and may also be given such other preferences not inconsistent with paragraphs (3) to (6) hereof over the Second Preferred Shares and the Common Shares of the Corporation and over any other shares ranking junior to the First Preferred Shares as may be determined in the case of each series of First Preferred Shares authorized to be issued.  Nothing in this paragraph shall limit the right of the Corporation to pay a dividend on its Second Preferred Shares or Common Shares to the holders of its Second Preferred Shares or Common Shares or any other shares ranking junior to the First Preferred Shares without participation therein by the holders of the First Preferred Shares.

3.

No Pre-Emptive Rights

Except as required by law, or as provided with respect to any series of First Preferred Shares, the holders of the First Preferred Shares shall not be entitled as such to subscribe for, purchase or receive any part of any issue of shares, bonds, debentures or other securities of the Corporation now or hereafter authorized, or any rights to acquire the same, otherwise than in accordance with the conversion, exchange or other rights, if any, which may from time to time be attached to any series of the First Preferred Shares.

4.

Voting Rights

Except as required by law, or as provided with respect to any series of First Preferred Shares, the holders of the First Preferred Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

When the holders of First Preferred Shares vote separately as holders of First Preferred Shares, each holder shall be entitled to one vote in respect of each $25.00 of aggregate stated issue price of First Preferred Shares held by such holder.

5.

Amendment With Approval of Holders of First Preferred Shares

The provisions attaching to the First Preferred Shares as a class may be amended or repealed at any time or from time to time by special resolution of the holders of the First Preferred Shares as a class, such approval to be given in the manner provided in paragraph (6).

6.

Approval of Holders of First Preferred Shares

Any consent or approval given by the holders of First Preferred Shares as a class shall be deemed to have been sufficiently given if it shall have been given in writing by the holders of outstanding First Preferred Shares to which are attached at least 66K% of the votes attached to all outstanding First Preferred Shares or by a resolution passed at a meeting of holders of First Preferred Shares duly called and held upon not less than 21 days notice at which the holders of outstanding First Preferred Shares to which are attached a majority of the votes attached to all outstanding First Preferred Shares are present or are represented by proxy and carried by the affirmative vote of not less than 66K% of the votes cast at such meeting, in addition to any other consent or approval required by the Business Corporations Act.  If at any such meeting the holders of the outstanding First Preferred Shares to which are attached a majority of the votes attached to all outstanding First Preferred Shares are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to the same day in the next week at the same time and place without further notice of the adjourned meeting.  At such adjourned meeting the holders of the First Preferred Shares present or represented by proxy may transact the business for which the meeting was originally convened and a resolution passed thereat by the affirmative vote of not less than 66K% of the votes cast at such meeting shall constitute the consent or approval of the holders of First Preferred Shares.  On every ballot taken at every such meeting every holder of First Preferred Shares shall be entitled to one vote in respect of each $25.00 aggregate stated issue price of First Preferred Shares held by such holder.  Subject to the foregoing, the formalities to be observed in respect of the giving or waiving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the By-laws of the Corporation with respect to meetings of shareholders.

SECOND PREFERRED SHARES

1.

Directors’ Right to Issue in One or More Series

The Second Preferred Shares may at any time or from time to time be issued in one or more series, each series to consist of such number of shares as may before the issue thereof be determined by the Directors; the Directors of the Corporation may (subject as hereinafter provided) by resolution fix (subject to the provisions hereof), from time to time before the issue thereof, the designation, rights, privileges, restrictions and conditions attaching to the shares of each such series including, without limiting the generality of the foregoing, the stated issue price, the rate, amount or method of calculation of preferential dividends and whether such rate amount or method of calculation shall be subject to change or adjustment in the future, the date of payment thereof, the redemption and/or purchase prices and terms and conditions of redemption and/or purchase, conversion rights (if any), voting rights (if any), any sinking fund or other provisions and the rights of retraction (if any) vested in the holders of Second Preferred Shares of any such series and the prices and the other terms and conditions of any rights of retraction and whether any additional rights of retraction may be vested in such holders in the future, the whole subject to the following provisions and to the passage of a Directors’ resolution setting forth such designation, rights, privileges, restrictions and conditions attaching to the shares of each series.

2.

Ranking of Second Preferred Shares

The Second Preferred Shares of each series shall rank on a parity with the Second Preferred Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purposes of winding-up its affairs.

When any dividends or amounts payable on a repayment of capital are not paid in full, the Second Preferred Shares of all series shall participate ratably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full and on any repayment of capital if all sums so payable were paid in full; provided, however, that in the event of there being insufficient assets to satisfy in full all such claims as aforesaid, the claims of the holders of such shares with respect to return of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends.

The Second Preferred Shares shall be entitled to preference over the Common Shares of the Corporation and over any other shares ranking junior to the Second Preferred Shares with respect to payment of dividends and distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its Shareholders for the purpose of winding-up its affairs and may also be given such other preferences not inconsistent with paragraphs (3) to (6) hereof over the Common Shares of the Corporation and over any other shares ranking junior to the Second Preferred Shares as may be determined in the case of each series of Second Preferred Shares authorized to be issued.  Nothing in this paragraph shall limit the right of the Corporation to pay a dividend on its Common Shares to the holders its Common Shares or any other shares ranking junior to the Second Preferred Shares without participation therein by the holders of the Second Preferred Shares.

3.

No Pre-Emptive Rights

Except as required by law, or as provided with respect to any series of Second Preferred Shares, the holders of the Second Preferred Shares shall not be entitled as such to subscribe for, purchase or receive any part of any issue of shares, bonds, debentures or other securities of the Corporation now or hereafter authorized, or any rights to acquire the same, otherwise than in accordance with the conversion, exchange or other rights, if any, which may from time to time be attached to any series of the Second Preferred Shares.

4.

Voting Rights

Except as required by law, or as provided with respect to any series of Second Preferred Shares, the holders of the Second Preferred Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

When the holders of Second Preferred Shares vote separately as holders of Second Preferred Shares, each holder shall be entitled to one vote in respect of each $25.00 of aggregate stated issue price of Second Preferred Shares held by such holder.

5.

Amendment With Approval of Holders of Second Preferred Shares

The provisions attaching to the Second Preferred Shares as a class may be amended or repealed at any time or from time to time by special resolution of the holders of the Second Preferred Shares as a class, such approval to be given in the manner provided in paragraph (6).

6.

Approval of Holders of Second Preferred Shares

Any consent or approval given by the holders of Second Preferred Shares as a class shall be deemed to have been sufficiently given if it shall have been given in writing by the holders of outstanding Second Preferred Shares to which are attached at least 66K% of the votes attached to all outstanding Second Preferred Shares or by a resolution passed at a meeting of holders of Second Preferred Shares duly called and held upon not less than 21 days notice at which the holders of outstanding Second Preferred Shares to which are attached a majority of the votes attached to all outstanding Second Preferred Shares are present or are represented by proxy and carried by the affirmative vote of not less than 66K% of the votes cast at such meeting, in addition to any other consent or approval required by the Business Corporations Act.  If at any such meeting the holders of the outstanding Second Preferred Shares to which are attached a majority of the votes attached to all outstanding Second Preferred Shares are not present or represented by proxy within one-half hour after the time appointed for such meeting then the meeting shall be adjourned to the same day in the next week at the same time and place without further notice of the adjourned meeting.  At such adjourned meeting the holders of the Second Preferred Shares present or represented by proxy may transact the business for which the meeting was originally convened and a resolution passed thereat by the affirmative vote of not less than 66K% of the votes cast at such meeting shall constitute the consent or approval of the holders of Second Preferred Shares.  On every ballot taken at every such meeting every holder of Second Preferred Shares shall be entitled to one vote in respect of each $25.00 aggregate stated issue price of Second Preferred Shares held by such holder.  Subject to the foregoing, the formalities to be observed in respect of the giving or waiving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the By-laws of the Corporation with respect to meetings of shareholders.

SCHEDULE “B”

ARTICLES OF CONTINUANCE

OF

CANADA SOUTHERN PETROLEUM LTD.

(other rules or provisions)

The directors may, between annual general meetings, appoint one or more additional directors of the Corporation to serve until the next annual general meeting, but the number of additional directors shall not at any time exceed 1/3 of the number of directors who held office at the expiration of the last annual general meeting of the Corporation.

B-12

SCHEDULE 2

Form of Proposed By-laws of the Company
Under the Business Corporation Act (Alberta)

BY-LAW NO. 1

A by-law relating generally to the

transaction of the business and

affairs of

CANADA SOUTHERN PETROLEUM LTD.

Contents

One

-

Interpretation

Two

-

Business of the Corporation

Three

-

Borrowing and Security

Four

-

Directors

Five

-

Committees

Six

-

Officers

Seven

-

Protection of Directors, Officers and Others

Eight

-

Shares

Nine

-

Dividends and Rights

Ten

-

Meetings of Shareholders

Eleven

-

Notices

Twelve

-

Effective Date

BE IT ENACTED as a by-law of the Corporation as follows:

SECTION 1

INTERPRETATION

1

1.01

Definitions

1

SECTION 2

BUSINESS OF THE CORPORATION

2

2.01

Registered Office

2

2.02

Corporate Seal

2

2.03

Financial Year

2

2.04

Execution of Instruments

2

2.05

Banking Arrangements

2

2.06

Voting Rights in Other Bodies Corporate

2

2.07

Divisions

2

SECTION 3

BORROWING AND SECURITY

3

3.01

Borrowing Power

3

3.02

Delegation

4

SECTION 4

DIRECTORS

4

4.01

Number of Directors

4

4.02

Qualification

4

4.03

Election and Term

4

4.04

Removal of Directors

4

4.05

Vacation of Office

4

4.06

Vacancies

4

4.07

Action by the Board

4

4.08

Canadian Majority at Meetings

5

4.09

Meeting by Telephone

5

4.10

Place of Meetings

5

4.11

Calling of Meetings

5

4.12

Notice of Meeting

5

4.13

First Meeting of New Board

6

4.14

Adjourned Meeting

6

4.15

Regular Meetings

6

4.16

Chairman

6

4.17

Quorum

6

4.18

Votes to Govern

6

4.19

Conflict of Interest

6

4.20

Remuneration and Expenses

6

SECTION 5

COMMITTEES

7

5.01

Committees of the Board

7

5.02

Transaction of Business

7

-i-

(continued)

-ii-

5.03

Audit Committee

7

5.04

Advisory Bodies

7

5.05

Procedure

7

SECTION 6

OFFICERS

7

6.01

Appointment

7

6.02

Chairman of the Board

7

6.03

Managing Director

8

6.04

President

8

6.05

Secretary

8

6.06

Treasurer

8

6.07

Powers and Duties of Officers

8

6.08

Term of Office

8

6.09

Agents and Attorneys

8

6.10

Conflict of Interest

9

SECTION 7

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

9

7.01

Limitation of Liability

9

7.02

Indemnity

9

SECTION 8

SHARES

10

8.01

Allotment of Shares

10

8.02

Commissions

10

8.03

Registration of Transfers

10

8.04

Non-recognition of Trusts

10

8.05

Share Certificates

10

8.06

Replacement of Share Certificates

11

8.07

Joint Shareholders

11

8.08

Deceased Shareholders

11

8.09

Transfer Agents and Registrars

11

SECTION 9

DIVIDENDS AND RIGHTS

11

9.01

Dividends

11

9.02

Dividend Cheques

11

9.03

Record Date for Dividends and Rights

12

SECTION 10

MEETINGS OF SHAREHOLDERS

12

10.01

Annual Meetings

12

10.02

Special Meetings

12

10.03

Place of Meetings

12

10.04

Notice of Meetings

12

10.05

List of Shareholders Entitled to Notice

13

-iii-

(continued)

-iv-

10.06

Record Date for Notice

13

10.07

Meetings Without Notice

13

10.08

Chairman, Secretary and Scrutineers

13

10.09

Persons Entitled to be Present

14

10.10

Quorum

14

10.11

Right to Vote

14

10.12

Proxyholders and Representatives

14

10.13

Time for Deposit of Proxies

14

10.14

Joint Shareholders

15

10.15

Votes to Govern

15

10.16

Show of Hands

15

10.17

Ballots

15

10.18

Adjournment

15

SECTION 11

NOTICES

16

11.01

Method of Giving Notices

16

11.02

Notice to Joint Shareholders

16

11.03

Computation of Time

16

11.04

Undelivered Notices

16

11.05

Omissions and Errors

16

11.06

Persons Entitled by Death or Operation of Law

16

11.07

Waiver of Notice

17

11.08

Interpretation

17

SECTION 12

EFFECTIVE DATE

17

12.01

Effective Date

17

-v-

SECTION 1

INTERPRETATION

1.01

Definitions. - In the by-laws of the Corporation, unless the context otherwise requires:

“Act” means the Business Corporations Act (Alberta), or any statute that may be substituted therefor, as from time to time amended;

“appoint” includes “elect” and vice versa;

“articles” means the articles attached to the certificate of Canada Southern Petroleum Ltd. of the Corporation as from time to time amended or restated;

“board” means the board of directors of the Corporation;

“by-laws” means this by-law and all other by-laws of the Corporation from time to time in force and effect;

“cheque” includes a draft;

“Corporation” means the corporation Canada Southern Petroleum Ltd. under the Act by the said certificate to which the articles are attached, and named “Canada Southern Petroleum Ltd.“;

“meeting of shareholders” includes an annual meeting of shareholders and a special meeting of shareholders; and “special meeting of shareholders” includes a meeting of any class or classes of shareholders and a special meeting of all shareholders entitled to vote at an annual meeting of shareholders; and

“recorded address” has the meaning set forth in section 11.08.

Save as aforesaid, words and expressions defined in the Act, including “resident Canadian” have the same meanings when used herein.  Words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing a person include an individual, partnership, association, body corporate, trustee, executor, administrator and legal representative.

SECTION 2

BUSINESS OF THE CORPORATION

2.01

Registered Office. -  The registered office of the Corporation shall be at the place within Canada from time to time specified in the articles and at such location therein initially as is specified in the notice thereof filed with the articles and thereafter as the board may from time to time determine.

2.02

Corporate Seal. - The Corporation may have one or more different corporate seals, which seals may be adopted or changed from time to time by the board.

2.03

Financial Year. -  Until changed by the board, the financial year of the Corporation shall end on the 31st day of December in each year.

2.04

Execution of Instruments. -  Deeds, transfers, assignments, contracts, obligations, certificates and other instruments may be signed on behalf of the Corporation by two persons, one of whom holds the office of chairman of the board, managing director, president, vice-president or director and the other of whom holds one of the said offices or the office of secretary, treasurer, assistant secretary or assistant treasurer or any other office created by by-law or by the board.  In addition, the board or the said two persons may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed.  Any signing officer may affix the corporate seal to any instrument requiring the same.

2.05

Banking Arrangements. -  The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the board.  Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the board may from time to time prescribe.

2.06

Voting Rights in Other Bodies Corporate. -  The signing officers of the Corporation under section 2.04 may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation.  Such instruments shall be in favour of such persons as may be determined by the officers executing or arranging for the same.  In addition, the board may from time to time direct the manner in which and the persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07

Divisions. -  The board may cause the business and operations of the Corporation or any part thereof to be divided into one or more divisions upon such basis, including without limitation types of business or operations, geographical territories, product lines or goods or services, as may be considered appropriate in each case.  In connection with any such division the board or, subject to any direction by the board, the chief executive officer may authorize from time to time, upon such basis as may be considered appropriate in each case:

(a)

Subdivision and Consolidation. -  the further division of the business and operations of any such division into sub-units and the consolidation of the business and operations of any such divisions and sub-units;

(b)

Name. -  the designation of any such division or sub-unit by, and the carrying on of the business and operations of any such division or sub-unit under, a name other than the name of the Corporation; provided that the Corporation shall set out its name in legible characters in all places required by law; and

(c)

Officers. -  the appointment of officers for any such division or sub-unit, the determination of their powers and duties, and the removal of any of such officers so appointed, provided that any such officers shall not, as such, be officers of the Corporation.

SECTION 3

BORROWING AND SECURITY

3.01

Borrowing Power. - Without limiting the borrowing powers of the Corporation as set forth in the Act, but subject to the articles, the board may from time to time on behalf of the Corporation, without authorization of the shareholders:

(a)

borrow money upon the credit of the Corporation;

(b)

issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the Corporation, whether secured or unsecured;

(c)

to the extent permitted by the Act, give directly or indirectly financial assistance to any person by means of a loan, guarantee or otherwise on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

(d)

mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02

Delegation. - Unless the articles of the Corporation otherwise provide, the board may from time to time delegate to a director, a committee of the board, or an officer of the Corporation any or all of the powers conferred on the board by section 3.01 to such extent and in such manner as the board may determine at the time of such delegation.

SECTION 4

DIRECTORS

4.01

Number of Directors. -  Until changed in accordance with the Act, the board shall consist of not fewer than the minimum number and not more than the maximum number of directors provided in the articles.

4.02

Qualification. -  No person shall be qualified for election as a director if he is less than 18 years of age; if he is of unsound mind and has been so found by a court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt.  A director need not be a shareholder At least one-half of the directors shall be resident Canadians.

4.03

Election and Term. -  The election of directors shall take place at each annual meeting of shareholders and all the directors then in office shall retire but, if qualified, shall be eligible for re-election.  The number of directors to be elected at any such meeting shall be the number of directors then in office unless the directors otherwise determine.  Where the shareholders adopt an amendment to the articles to increase the number or minimum number of directors, the shareholders may, at the meeting at which they adopt the amendment, elect the additional number of directors authorized by the amendment.  The election shall be by resolution.  If an election of directors is not held at the proper time, the incumbent directors shall continue in office until their successors are elected.

4.04

Removal of Directors. -  Subject to the Act, the shareholders may by resolution passed at a meeting of shareholders specially called for such purpose remove any director from office and the vacancy created by such removal may be filled at the same meeting, failing which it may be filled by the board.

4.05

Vacation of Office. -  A director ceases to hold office when he dies; he is removed from office by the shareholders; he ceases to be qualified for election as a director; or his written resignation is sent or delivered to the Corporation, or, if a time is specified in such resignation, at the time so specified, whichever is later.

4.06

Vacancies. -  Subject to the Act, a quorum of the board may appoint a qualified individual to fill a vacancy in the board.

4.07

Action by the Board. -  The board shall manage the business and affairs of the Corporation.  The powers of the board may be exercised at a meeting (subject to sections 4.08 and 4.09) at which a quorum is present or by resolution in writing signed by all the directors entitled to vote on that resolution at a meeting of the board.  Where there is a vacancy in the board, the remaining directors may exercise all the powers of the board so long as a quorum remains in office.

4.08

Canadian Majority at Meetings. -  The board shall not transact business at a meeting, other than filling a vacancy in the board, unless one-half of the directors present are resident Canadians, except where:

(a)

a resident Canadian director who is unable to be present approves in writing or by telephone or other communications facilities the business transacted at the meeting; and

(b)

a majority of resident Canadians would have been present had that director been present at the meeting.

4.09

Meeting by Telephone. -  If all the directors of the Corporation consent thereto generally or in respect of a particular meeting, a director may participate in a meeting of the board or of a committee of the board by means of such conference telephone or other communications facilities as permit all persons participating in the meeting to hear each other, and a director participating in such a meeting by such means is deemed to be present at the meeting.  Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board and of committees of the board.

4.10

Place of Meetings. -  Meetings of the board may be held at any place in or outside Alberta.

4.11

Calling of Meetings. -  Meetings of the board shall be held from time to time at such time and at such place as the board, the chairman of the board, the managing director, the president or any two directors may determine.

4.12

Notice of Meeting. -  Notice of the time and place of each meeting of the board shall be given in the manner provided in Section Eleven to each director not less than 48 hours before the time when the meeting is to be held.  A notice of a meeting of directors need not specify the purpose of or the business to be transacted at the meeting except where the Act requires such purpose or business to be specified, including, if required by the Act, any proposal to:

(a)

submit to the shareholders any question or matter requiring approval of the shareholders;

(b)

fill a vacancy among the directors or in the office of auditor;

(c)

issue securities;

(d)

declare dividends;

(e)

purchase, redeem or otherwise acquire shares issued by the Corporation;

(f)

pay a commission for the sale of shares;

(g)

approve a management proxy circular;

(h)

approve a take-over bid circular or directors’ circular;

(i)

approve any annual financial statements; or

(j)

adopt, amend or repeal by-laws.

4.13

First Meeting of New Board. -  Provided a quorum of directors is present, each newly elected board may without notice hold its first meeting immediately following the meeting of shareholders at which such board is elected.

4.14

Adjourned Meeting. -  Notice of an adjourned meeting of the board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15

Regular Meetings. -  The board may appoint a day or days in any month or months for regular meetings of the board at a place and hour to be named.  A copy of any resolution of the board fixing the place and time of such regular meetings shall be sent to each director forthwith after being passed, but no other notice shall be required for any such regular meeting except where the Act requires the purpose thereof or the business to be transacted thereat to be specified.

4.16

Chairman. -  The chairman of any meeting of the board shall be the first mentioned of such of the following officers as have been appointed and who is a director and is present at the meeting:  chairman of the board, president or managing director.  If no such officer is present, the directors present shall choose one of their number to be chairman.

4.17

Quorum. -  Subject to section 4.08, the quorum for the transaction of business at any meeting of the board shall consist of 2 directors or such greater number of directors as the board may from time to time determine.

4.18

Votes to Govern. -  At all meetings of the board every question shall be decided by a majority of the votes cast on the question.  In case of an equality of votes the chairman of the meeting shall be entitled to a second or casting vote.

4.19

Conflict of Interest. -  A director who is a party to, or who is a director or officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act.  Any such contract or proposed contract shall be referred to the board or shareholders for approval even if such contract is one that in the ordinary course of the Corporation’s business would not require approval by the board or shareholders.  Such a director shall not vote on any resolution to approve the same except as provided by the Act.

4.20

Remuneration and Expenses. -  The directors shall be paid such remuneration for their services as the board may from time to time determine.  The directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the board or any committee thereof.  Nothing herein contained shall preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

SECTION 5

COMMITTEES

5.01

Committees of the Board. -  The board may appoint one or more committees of the board, however designated, and delegate to any such committee any of the powers of the board except those which pertain to items which, under the Act, a committee of the board has no authority to exercise.  At least one-half of the members of any such committee shall be resident Canadians.

5.02

Transaction of Business. -  The powers of a committee of the board may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all members of such committee who would have been entitled to vote on that resolution at a meeting of the committee.  Meetings of such committee may be held at any place in or outside Canada.

5.03

Audit Committee. -  The board shall elect annually from among its number an audit committee to be composed of not fewer than 3 directors of whom at least a majority shall not be officers or employees of the Corporation or its affiliates.  The audit committee shall have the powers and duties provided in the Act.

5.04

Advisory Bodies. -  The board may from time to time appoint such advisory bodies as it may deem advisable.

5.05

Procedure. -  Unless otherwise determined by the board, each committee and advisory body shall have power to fix its quorum at not less than a majority of its members, to elect its chairman and to regulate its procedure.

SECTION 6

OFFICERS

6.01

Appointment. -  The board may from time to time appoint a president, one or more vice-presidents (to which title may be added words indicating seniority or function), a secretary, a treasurer and such other officers as the board may determine, including one or more assistants to any of the officers so appointed.  One person may hold more than one office.  The board may specify the duties of and, in accordance with this by-law and subject to the Act, delegate to such officers powers to manage the business and affairs of the Corporation.  Subject to sections 6.02 and 6.03, an officer may but need not be a director.

6.02

Chairman of the Board. -  The board may from time to time also appoint a chairman of the board who shall be a director.  If appointed, the board may assign to him any of the powers and duties that are by any provisions of this by-law assigned to the managing director or to the president; and he shall have such other powers and duties as the board may specify.

6.03

Managing Director. -  The board may from time to time also appoint a managing director who shall be a resident Canadian and a director.  If appointed, he, subject to the authority of the board, shall have general supervision of the business and affairs of the Corporation; and he shall have such other powers and duties as the board may specify.  During the absence or disability of the president, or if no president has been appointed, the managing director shall also have the powers and duties of that office.

6.04

President. -  The president shall, subject to the authority of the board, have general supervision of the business of the Corporation; and he shall have such other powers and duties as the board may specify.  During the absence or disability of the managing director, or if no managing director has been appointed, the president shall also have the powers and duties of that office.

6.05

Secretary. -  The secretary shall attend and be the secretary of all meetings of the board, shareholders and committees of the board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to shareholders, directors, officers, auditors and members of committees of the board; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, records and instruments belonging to the Corporation, except when some other officer or agent has been appointed for that purpose; and he shall have such other powers and duties as otherwise may be specified.

6.06

Treasurer. -  The treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the board whenever required an account of all his transactions as treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as otherwise may be specified.

6.07

Powers and Duties of Officers. -  The powers and duties of all officers shall be such as the terms of their engagement call for or as the board or (except for those whose powers and duties are to be specified only by the board) the chief executive officer may specify.  The board and (except as aforesaid) the chief executive officer may, from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any officer.  Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board or the chief executive officer otherwise directs.

6.08

Term of Office. -  The board, in its discretion, may remove any officer of the Corporation.  Otherwise each officer appointed by the board shall hold office until his successor is appointed or until his earlier resignation.

6.09

Agents and Attorneys. -  The Corporation, by or under the authority of the board, shall have power from time to time to appoint agents or attorneys for the Corporation in or outside Canada with such powers (including the power to subdelegate) of management, administration or otherwise as may be thought fit.

6.10

Conflict of Interest. -  An officer shall disclose his interest in any material contract or proposed material contract with the Corporation in accordance with section 4.19.

SECTION 7

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01

Limitation of Liability. - Every director and officer of the Corporation in exercising his powers and discharging his duties shall act honestly and in good faith with a view to the best interests of the Corporation and exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.  Subject to the foregoing, no director or officer shall be liable for the acts, receipts, neglects or defaults of any other director, officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune which shall happen in the execution of the duties of his office or in relation thereto; provided that nothing herein shall relieve any director or officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

7.02

Indemnity. -  Subject to the Act, the Corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor, and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a director or officer of the Corporation or such body corporate, if (a) he acted honestly and in good faith with a view to the best interests of the Corporation; and (b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.  The Corporation shall also indemnify such person in such other circumstances as the Act or law permits or requires.  Nothing in this by-law shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this by-law.

SECTION 8

SHARES

8.01

Allotment of Shares. -  Subject to the Act and articles, the board may from time to time allot or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the board shall determine, provided that no share shall be issued until it is fully paid as provided by the Act.

8.02

Commissions. -  The board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.03

Registration of Transfers. -  Subject to the Act, no transfer of a share shall be registered in a securities register except upon presentation of the certificate representing such share with an endorsement which complies with the Act made thereon or delivered therewith duly executed by an appropriate person as provided by the Act, together with such reasonable assurance that the endorsement is genuine and effective as the board may from time to time prescribe, and upon payment of all applicable taxes and any reasonable fees prescribed by the board.

8.04

Non-recognition of Trusts. -  Subject to the Act, the Corporation may treat the registered holder of any share as the person exclusively entitled to vote, to receive notices, to receive any dividend or other payment in respect of the share, and otherwise to exercise all the rights and powers of an owner of the share.

8.05

Share Certificates. -  Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written certificate of acknowledgement of his right to obtain a share certificate, stating the number and class or series of shares held by him as shown on the securities register.  Such certificates shall be in such form as the board may from time to time approve.  Any such certificate shall be signed in accordance with section 2.04 and need not be under the corporate seal.  Notwithstanding the foregoing, unless the board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar.  The signature of one of the signing officers under section 2.04 or, in the case of a certificate which is not valid unless countersigned by or on behalf of a transfer agent and/or registrar and in the case of a certificate which does not require a manual signature under the Act, the signatures of both signing officers under section 2.04 may be printed or mechanically reproduced in facsimile thereon.  Every such facsimile signature shall for all purposes be deemed to be the signature of the officer whose signature it reproduces and shall be binding upon the Corporation.  A certificate executed as aforesaid shall be valid notwithstanding that one or both of the officers whose facsimile signature appears thereon no longer holds office at the date of issue of the certificate.

8.06

Replacement of Share Certificates. -  The board or any officer or agent designated by the board may in its or his discretion direct the issue of a new share or other such certificate in lieu of and upon cancellation of a certificate that has been mutilated or in substitution for a certificate claimed to have been lost, destroyed or wrongfully taken on payment of such reasonable fee and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the board may from time to time prescribe, whether generally or in any particular case.

8.07

Joint Shareholders. -  If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them.  Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share.

8.08

Deceased Shareholders. -  In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make any dividend or other payments in respect thereof except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

8.09

Transfer Agents and Registrars. -  The board may from time to time appoint one or more agents to maintain, in respect of each class of shares of the Corporation issued by it, a central securities register and one or more branch securities registers.  Such a person may be designated as transfer agent or registrar according to his functions and one person may be designated both registrar and transfer agent.  The board may at any time terminate such appointment.

SECTION 9

DIVIDENDS AND RIGHTS

9.01

Dividends. -  Subject to the Act, the board may  from time to time declare dividends payable to the shareholders according to their respective rights and interests in the Corporation.  Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.  Any dividend unclaimed after a period of 6 years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

9.02

Dividend Cheques. -  A dividend payable in money shall be paid by cheque to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs.  In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address.  The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.  In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the board may from time to time prescribe, whether generally or in any particular case.

9.03

Record Date for Dividends and Rights. -  The board may fix in advance a date, preceding by not more than 50 days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of the right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, and notice of any such record date shall be given not less than 7 days before such record date in the manner provided by the Act.  If no record date is so fixed, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the board.

SECTION 10

MEETINGS OF SHAREHOLDERS

10.01

Annual Meetings. -  The annual meeting of shareholders shall be held at such time in each year and, subject to section 10.03, at such place as the board, the chairman of the board, the managing director or the president may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.02

Special Meetings. -  The board, the chairman of the board, the managing director or the president shall have power to call a special meeting of shareholders at any time.

10.03

Place of Meetings. -  Meetings of shareholders shall be held at the registered office of the Corporation or elsewhere in the municipality in which the registered office is situate or, if the board shall so determine, at some other place whether inside or outside Alberta.

10.04

Notice of Meetings. -  Notice of the time and place of each meeting of shareholders shall be given in the manner provided in Section Eleven not less than 21 nor more than 50 days before the date of the meeting to each director, to the auditor, and to each shareholder who at the close of business on the record date for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting.  Notice of a meeting of shareholders called for any purpose other than consideration of the financial statements and auditor’s report, election of directors and reappointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting.

10.05

List of Shareholders Entitled to Notice. - For every meeting of shareholders, the Corporation shall prepare a list of shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each shareholder entitled to vote at the meeting.  If a record date for the meeting is fixed pursuant to section 10.06, the shareholders listed shall be those registered at the close of business on such record date.  If no record date is fixed, the shareholders listed shall be those registered at the close of business on the day immediately preceding the day on which notice of the meeting is given or, where no such notice is given, on the day on which the meeting is held.  The list shall be available for examination by any shareholder during usual business hours at the registered office of the Corporation or at the place where the central securities register is maintained and at the meeting for which the list was prepared.

10.06

Record Date for Notice. -  The board may fix in advance a date, preceding the date of any meeting of shareholders by not more than 50 days and not less than 21 days, as a record date for the determination of the shareholders entitled to notice of the meeting, and notice of any such record date shall be given not less than 7 days before such record date, by newspaper advertisement in the manner provided in the Act.  If no such record date is so fixed, the record date for the determination of the shareholders entitled to receive notice of the meeting shall be at the close of business on the day immediately preceding the day on which the notice is given or, if no notice is given, shall be the day on which the meeting is held.

10.07

Meetings Without Notice. -  A meeting of shareholders may be held without notice at any time and place permitted by the Act (a) if all the shareholders entitled to vote thereat are present in person or duly represented or if those not present or represented waive notice of or otherwise consent to such meeting being held, and (b) if the auditors and the directors are present or waive notice of or otherwise consent to such meeting being held; so long as such shareholders, auditors or directors present are not attending for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.  At such a meeting any business may be transacted which the Corporation at a meeting of shareholders may transact.

10.08

Chairman, Secretary and Scrutineers. -  The chairman of any meeting of shareholders shall be the first mentioned of such of the following officers as have been appointed and who is present at the meeting:  chairman of the board, president, managing director, or a vice-president who is a shareholder.  If no such officer is present within 15 minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be chairman.  If the secretary of the Corporation is absent, the chairman shall appoint some person, who need not be a shareholder, to act as secretary of the meeting.  If desired, one or more scrutineers, who need not be shareholders, may be appointed by a resolution or by the chairman with the consent of the meeting.

10.09

Persons Entitled to be Present. -  The only persons entitled to be present at a meeting of shareholders shall be those entitled to vote thereat, the directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the articles or by-laws to be present at the meeting.  Any other person may be admitted only on the invitation of the chairman of the meeting or with the consent of the meeting.

10.10

Quorum. -  A quorum at any meeting of shareholders (unless a greater number of persons are required to be present or a greater number of shares are required to be represented by the Act or by the articles or by any other by-law) shall be persons present not being less than two (2) in number and holding or representing not less than ten (10%) per cent of the shares entitled to be voted at the meeting.  If a quorum is present at the opening of any meeting of the shareholders, the shareholders present or represented may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting.  If a quorum is not present at the opening of the meeting of shareholders, the shareholders present or represented may adjourn the meeting to a fixed time and place but may not transact any other business.

10.11

Right to Vote. -  Every person named in the list referred to in section 10.05 shall be entitled to vote the shares shown thereon opposite his name at the meeting to which such list relates, except to the extent that (a) where the Corporation has fixed a record date in respect of such meeting, such person has transferred any of his shares after such record date or, where the Corporation has not fixed a record date in respect of such meeting, such person has transferred any of his shares after the date on which such list is prepared, and (b) the transferee, having produced properly endorsed certificates evidencing such shares or having otherwise established that he owns such shares, has demanded not later than 10 days before the meeting that his name be included in such list.  In any such excepted case the transferee shall be entitled to vote the transferred shares at such meeting.

10.12

Proxyholders and Representatives. -  Every shareholder entitled to vote at a meeting of shareholders may appoint a proxyholder, or one or more alternate proxyholders, to attend and act as his representative at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy.  A proxy shall be in writing executed by the shareholder or his attorney and shall conform with the requirements of the Act.  Alternatively, every such shareholder which is a body corporate or association may authorize by resolution of its directors or governing body an individual to represent it at a meeting of shareholders and such individual may exercise on the shareholder’s behalf all the powers it could exercise if it were an individual shareholder.  The authority of such an individual shall be established by depositing with the Corporation a certified copy of such resolution, or in such other manner as may be satisfactory to the secretary of the Corporation or the chairman of the meeting.  Any such proxyholder or representative need not be a shareholder.

10.13

Time for Deposit of Proxies. -  The board may specify in a notice calling a meeting of shareholders a time, preceding the time of such meeting by not more than 48 hours, excluding Saturdays and holidays, before which time proxies to be used at such meeting must be deposited.  A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited with the Corporation or an agent thereof specified in such notice or if, no such time having been specified in such notice, it has been received by the secretary of the Corporation or by the chairman of the meeting or any adjournment thereof prior to the time of voting.

10.14

Joint Shareholders. -  If two or more persons hold shares jointly, any one of them present in person or duly represented at a meeting of shareholders may, in the absence of the other or others, vote the shares; but if two or more of those persons are present in person or represented and vote, they shall vote as one the shares jointly held by them.

10.15

Votes to Govern. -  At any meeting of shareholders every question shall, unless otherwise required by the articles or by-laws or by law, be determined by a majority of the votes cast on the question.  In case of an equality of votes either upon a show of hands or upon a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

10.16

Show of Hands. -  Subject to the Act, any question at a meeting of shareholders shall be decided by a show of hands, unless a ballot thereon is required or demanded as hereinafter provided, and upon a show of hands every person who is present and entitled to vote shall have one vote, subject to any provision of the Act restricting the ability of a proxyholder or alternate proxyholder to vote by way of show of hands where such person has conflicting instructions from more than one shareholder.  Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting shall be prima facie evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the shareholders upon the said question.

10.17

Ballots. -  On any question proposed for consideration at a meeting of shareholders, and whether or not a show of hands has been taken thereon, the chairman may require a ballot or any person who is present and entitled to vote on such question at the meeting may demand a ballot.  A ballot so required or demanded shall be taken in such manner as the chairman shall direct.  A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot.  If a ballot is taken each person present shall be entitled, in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles, and the result of the ballot so taken shall be the decision of the shareholders upon the said question.

10.18

Adjournment. -  The chairman at a meeting of shareholders may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting from time to time and from place to place.  If a meeting of shareholders is adjourned for less than 30 days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that is adjourned.  Subject to the Act, if a meeting of shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting shall be given as for an original meeting.

SECTION 11

NOTICES

11.01

Method of Giving Notices. -  Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the articles, the by-laws or otherwise to a shareholder, director, officer, auditor or member of a committee of the board shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address or if mailed to him at his recorded address by prepaid ordinary or air mail or if sent to him at his recorded address by any means of prepaid transmitted or recorded communication.  A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been given when deposited in a post office or public letter box; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch.  The secretary may change or cause to be changed the recorded address of any shareholder, director, officer, auditor or member of a committee of the board in accordance with any information believed by him to be reliable.

11.02

Notice to Joint Shareholders. -  If two or more persons are registered as joint holders of any share, any notice may be addressed to all such joint holders, but notice addressed to one of such persons shall be sufficient notice to all of them.

11.03

Computation of Time. -  In computing the date when notice must be given under any provision requiring a specified number of days’ notice of any meeting or other event, the day of giving the notice shall be excluded and the day of the meeting or other event shall be included.

11.04

Undelivered Notices. -  If any notice given to a shareholder pursuant to section 11.01 is returned on three consecutive occasions because he cannot be found, the Corporation shall not be required to give any further notices to such shareholder until he informs the Corporation in writing of his new address.

11.05

Omissions and Errors. -  The accidental omission to give any notice to any shareholder, director, officer, auditor or member of a committee of the board or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

11.06

Persons Entitled by Death or Operation of Law. -  Every person who, by operation of law, transfer, death of a shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the shareholder from whom he derives his title to such share prior to his name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled)

and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

11.07

Waiver of Notice. -  Any shareholder, proxyholder or other person entitled to attend a meeting of shareholders, director, officer, auditor or member of a committee of the board may at any time waive any notice, or waive or abridge the time for any notice, required to be given to him under the Act, the regulations thereunder, the articles, the by-laws or otherwise, and such waiver or abridgement, whether given before or after the meeting or other event of which notice is required to be given, shall cure any default in the giving or in the time of such notice, as the case may be.  Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of shareholders or of the board or a committee of the board which may be given in any manner.

11.08

Interpretation. -  In this by-law, “recorded address” means in the case of a shareholder his address as recorded in the securities register; and in the case of joint shareholders the address appearing in the securities register in respect of such joint holding or the first address so appearing if there are more than one; and in the case of a director, officer, auditor or member of a committee of the board, his latest address as recorded in the records of the Corporation.

SECTION 12

EFFECTIVE DATE

12.01

Effective Date. -  This by-law shall come into force when made by the board in accordance with the Act.

MADE by the board the       day of           , 2004.

President

Secretary

APPENDIX B

Form of Director Term Resolution

Ordinary Resolution Approving Elimination of the
Classified Board Provisions

RESOLVED as an ordinary resolution, that:

(1)

Subject to and effective upon the continuance of the Company under the Business Corporations Act (Alberta) (the "ABCA"), the elimination of the 5-year term for a director of Canada Southern Petroleum Ltd. (the “Company”) is approved, so that commencing at the 2005 annual general meeting of the Company each director will be elected annually for a one year term, and the directors of the Company are directed to include the appropriate provisions in the Company’s Articles of Continuance to be filed to effect such change effective upon the Company’s continuance under the ABCA.

(2)

This resolution shall only be considered to be approved by the shareholders of the Company if each of the Continuance Resolution and the Confirmatory Resolution (each as defined in the Proxy Statement of the Company dated October 20, 2004) is approved by the shareholders and if each of the Governance Resolutions (also as defined in the Proxy Statement) is approved by the shareholders.

(3)

Any director or officer of the Company is hereby authorized, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or cause to be delivered, all such documents, agreements and instruments, and to do or cause to be done all such other acts and things, as such person determines to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

B-1

APPENDIX C

Form of Voting Resolution

RESOLVED as an ordinary resolution, that:

(1)

Subject to and effective upon the continuance of the Company under the Business Corporations Act (Alberta) (the "ABCA"), the elimination of the 1,000 share voting limitation of the Company be approved, so that each shareholder of the Company will be entitled to vote all shares held by him or her, and the directors of the Company are directed to include the appropriate provisions in the Company’s Articles of Continuance to be filed to effect such change effective upon the Company’s continuance under the ABCA.

(2)

This resolution shall only be considered to be approved by the shareholders of the Company if each of the Continuance Resolution and the Confirmatory Resolution (each as defined in the Proxy Statement of the Company dated October 20, 2004) is approved by the shareholders and if each of the Governance Resolutions (also as defined in the Proxy Statement) is approved by the shareholders.

(3)

Any director or officer of the Company is hereby authorized, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or cause to be delivered, all such documents, agreements and instruments, and to do or cause to be done all such other acts and things, as such person determines to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

C-1

B-1

APPENDIX D

Form of Director Approval Resolution

RESOLVED as an ordinary resolution, that:

(1)

Subject to and effective upon the continuance of the Company under the Business Corporations Act (Alberta) (the "ABCA"), the elimination of the requirement for approval by the directors of the Company of actions of the shareholders of the Company is approved, and the directors of the Company are directed to include the appropriate provisions in the Company’s Articles of Continuance to be filed to effect such change effective upon the Company’s continuance under the ABCA.

(2)

This resolution shall only be considered to be approved by the shareholders of the Company if each of the Continuance Resolution and the Confirmatory Resolution (each as defined in the Proxy Statement of the Company dated October 20, 2004) is approved by the shareholders and if each of the Governance Resolutions (also as defined in the Proxy Statement) is approved by the shareholders.

(3)

Any director or officer of the Company is hereby authorized, acting for, in the name of and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or cause to be delivered, all such documents, agreements and instruments, and to do or cause to be done all such other acts and things, as such person determines to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

D-1

B-1

APPENDIX E

Form of Confirmatory Resolution

RESOLVED THAT:

(1)

The special resolution attached as Appendix A to the Proxy Statement of the Company dated October 20, 2004, with such amendments as are approved at the Special Meeting (as defined in the Proxy Statement) (the “Special Resolution”), is confirmed; and

(2)

The Secretary of the Company is hereby directed to file a true copy of the Special Resolution with the Nova Scotia Registrar of Joint Stock Companies certified under the hand of the Secretary of the Company as being passed as a special resolution in accordance with Section 87 (1) of the Companies Act (Nova Scotia).

E-1

B-1

APPENDIX F

Section 2 of the
Third Schedule to the NSCA

(1)

A holder of shares of any class of a company may dissent if the company is subject to an order under clause (d) of Section 3 hereof that affects the holder or if the company resolves to

(a)

amend its memorandum or articles to add, change or remove any provisions restricting or constraining the issue or transfer of the shares of that class;

(b)

amend its memorandum or articles to add, change or remove any restriction upon the business or businesses that the company may carry on;

(c)

amalgamate with another company, other than any wholly-owned subsidiary of the company;

(d)

be continued under the laws of another jurisdiction under subsection (5) of Section 133 of the Act; or

(e)

sell, lease or exchange all or substantially all its property other than in the ordinary course of business of the company.

(2)

A holder of shares of any class or series of shares entitled to vote separately as a class or series upon any such amendment may dissent if the company resolves to amend its memorandum or articles to

(a)

increase or decrease any maximum number of authorized shares of such class, or increase any maximum number of authorized shares of a class having rights or privileges equal or superior to the shares of such class;

(b)

effect an exchange, reclassification or cancellation of all or part of the shares of such class;

(c)

add, change or remove the rights, privileges, restrictions or conditions attached to the shares of such class and, without limiting the generality of the foregoing,

(i)

remove or change prejudicially rights to accrued dividends or rights to cumulative dividends,

(ii)

add, remove or change prejudicially redemption rights,

(iii)

reduce or remove a dividend preference or a liquidation preference, or

(iv)

add, remove or change prejudicially conversion privileges, options, voting, transfer or pre-emptive rights, or rights to acquire securities of the company, or sinking fund provisions;

(d)

increase the rights or privileges of any class of shares having rights or privileges equal or superior to the shares of such class;

(e)

create a new class of shares equal or superior to the shares of such class;

(f)

make any class of shares having rights or privileges inferior to the shares of such class equal or superior to the shares of such class;

(g)

effect an exchange or create a right of exchange of all or part of the shares of another class into the shares of such class; or

(h)

constrain the issue or transfer of the shares of such class or extend or remove such constraint.

(3)

Management's proxy circular or notice of meeting relating to a meeting of shareholders at which a proposal or other resolution with respect to any matter referred to in subsection (1) or (2) of this Section is to be raised or voted on shall state that a dissenting shareholder is entitled to be paid the fair value of his shares in accordance with this Section, but failure to make that statement does not invalidate the meeting or business thereat.

(4)

In addition to any other right he may have, but subject to subsection (26) of this Section, a shareholder who complies with this Section is entitled, when the action approved by the resolution from which he dissents or an order made under clause (d) of Section 3 hereof becomes effective, to be paid by the company the fair value of the shares held by him in respect of which he dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

(5)

A dissenting shareholder may only claim under this Section with respect to all the shares of a class held by him on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(6)

A dissenting shareholder shall send to the company, at or before any meeting of shareholders at which a proposal or other resolution with respect to any matter referred to in subsection (1) or (2) of this Section is to be raised or voted on, a written objection to the resolution, unless the company did not give notice to the shareholder of the purpose of the meeting or of his right to dissent.

(7)

The company shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) of this Section notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn his objection.

(8)

A dissenting shareholder shall, within twenty days after he receives a notice under subsection (7) of this Section or, if he does not receive such notice, within twenty days after he learns that the resolution has been adopted, send to the company a written notice containing

(a)

his name and address;

(b)

the number and class of shares in respect of which he dissents; and

(c)

a demand for payment of the fair value of such shares.

(9)

A dissenting shareholder shall, within thirty days after sending a notice under subsection (8) of this Section, send the certificates representing the shares in respect of which he dissents to the company or any securities registrar of the company.

(10)

A dissenting shareholder who fails to comply with subsection (9) of this Section has no right to make a claim under this Section.

(11)

A company or its securities registrar shall endorse on any share certificate received under subsection (9) of this Section a notice that the holder is a dissenting shareholder under this Section and shall forthwith return the share certificates to the dissenting shareholder.

(12)

On sending a notice under subsection (8) of this Section, a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of his shares as determined under this Section except where

(a)

the dissenting shareholder withdraws his notice before the company makes an offer under subsection (13) of this Section;

(b)

the company fails to make an offer in accordance with subsection (13) of this Section and the dissenting shareholder withdraws his notice; or

(c)

the resolution to amend the memorandum or articles is revoked, the amalgamation or application for continuance terminated, or the sale, lease or exchange abandoned, as the case may be,

in which case his rights as a shareholder are reinstated as of the date he sent the notice referred to in subsection (8) of this Section.

(13)

A company shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the company received the notice referred to in subsection (8) of this Section, send to each dissenting shareholder who has sent such notice

(a)

a written offer to pay for his shares in an amount considered by the directors of the Company to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b)

if subsection (26) of this Section applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

(14)

Every offer made under subsection (13) of this Section for shares of the same class or series shall be on the same terms.

(15)

Subject to subsection (26) of this Section, a company shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (13) of this Section has been accepted, but any such offer lapses if the company does not receive an acceptance thereof within thirty days after the offer has been made.

(16)

Where a company fails to make an offer under subsection (13) of this Section, or if a dissenting shareholder fails to accept an offer, the company may, within fifty days after the action approved by the resolution or order made under clause (d) of Section 3 hereof becomes effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

(17)

If a company fails to apply to the court under subsection (16) of this Section, a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

(18)

A dissenting shareholder is not required to give security for costs in an application made under subsection (16) or (17) of this Section.

(19)

Upon an application under subsection (16) or (17) of this Section

(a)

all dissenting shareholders whose shares have not been purchased by the company shall be joined as parties and are bound by the decision of the court; and

(b)

the company shall notify each affected dissenting shareholder of the date, place and consequences of the application and of his right to appear and be heard in person or by counsel.

(20)

Upon an application to the court under subsection (16) or (17) of this Section, the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

(21)

The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

(22)

The final order of the court shall be rendered against the company in favour

(23)

of each dissenting shareholder and for the amount of his shares as fixed by the court.

(24)

The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

(25)

If subsection (26) of this Section applies, the company shall, within ten days after the pronouncement of an order under subsection (22) of this Section, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(26)

If subsection (26) of this Section applies, a dissenting shareholder, by written notice delivered to the company within thirty days after receiving a notice under subsection (24) of this Section, may

(a)

withdraw his notice of dissent, in which case the company is deemed to consent to the withdrawal and the shareholder is reinstated to his full rights as a shareholder; or

(b)

retain a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(27)

A company shall not make a payment to a dissenting shareholder under this Section if there are reasonable grounds for believing that

(a)

the company is or would after the payment be unable to pay its liabilities as they become due; or

(b)

the realizable value of the company's assets would thereby be less than the aggregate of its liabilities.

(28)

Notwithstanding the foregoing, a shareholder is not entitled to dissent under this Section if an amendment to the memorandum or articles of the company is effected by court order made under any other Act that affects the rights among the company, its shareholders and creditors or under Section 5 hereof.

APPENDIX G

Additional Information Concerning
Executive Officers and Directors

Unless otherwise indicated, all dollar figures set forth herein are expressed in Canadian currency.

Executive Officers

The Company’s sole executive officer at December 31, 2003 was Randy L. Denecky, the Company's Treasurer, Chief Financial and Accounting Officer and Acting President (since January 7, 2002).  Effective April 1, 2004, the Board appointed Mr. John W. A. McDonald as President and Chief Executive Officer.  Mr. Denecky will continue to serve as the Company’s Chief Financial Officer.  Mr. McDonald and Mr. Denecky report directly to the Company’s Board of Directors.

John W. A. McDonald	President and Chief Executive Officer

Mr. McDonald has served as President and Chief Executive Officer since April 1, 2004.  Prior to joining the Company, he worked at AltaGas Services Inc. where most recently he was in charge of that company’s exploration and production subsidiary.  From 1989 to when he joined AltaGas in 1994, he held vice president positions in operations, supply and marketing for Western Gas Marketing Limited, a subsidiary of TransCanada Pipelines Limited.  From 1971 until joining TransCanada, Mr. McDonald worked for Imperial Oil Limited/Esso Resources Canada Limited in positions of increasing responsibility dealing with corporate planning, and oil and gas production.  Mr. McDonald holds Bachelor (highest distinction) and Master of Engineering degrees from Carleton University (Ottawa) and a M.B.A. from University of Toronto.  Age fifty-nine.

Randy L. Denecky	Chief Financial and Accounting Officer

Mr. Denecky has been the Chief Financial and Accounting Officer of the Company since November 7, 2001, and the Acting President from January 7, 2002 to March 31, 2004.  He is a Chartered Accountant who from 1998 to 2001 was the most senior Canadian financial employee of Neutrino Resources Inc.  Mr. Denecky has 17 years of Canadian oil and gas industry experience.  Age forty-one.

Executive Compensation

The following table sets forth certain summary information concerning the compensation of Mr. John W. A. McDonald, the Company’s President and Chief Executive Officer since April 1, 2004 and Mr. Randy L. Denecky, the Company's Chief Financial Officer (collectively, the “Named Executives”).

Summary Compensation Table
	Annual Compensation				Long Term Compensation Award Options/SARs(#)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other(4) ($)
John W. A. McDonald(1) President and Chief Executive Officer	2003 2002 2001	- - -	- - -	- - -	- - -
Randy L. Denecky(2)(3) Chief Financial Officer	2003 2002 2001	$127,000 $120,000 $16,667	$40,000 $20,000 $0	$3,230 $2,880 $480	30,000 0 45,000

Mr. McDonald joined the Company on April 1, 2004 at an annual salary of $210,000.  He is entitled to receive an annual or incentive performance bonus of up to 40 per cent of the base salary, at the discretion of the Board, and will be provided with parking at an approximate annual cost to the Company of $3,000.  He was also awarded 100,000 stock options on April 1, 2004 at an exercise price of $6.21 per share that vest as to 50% of such shares on April 1, 2005 and the remaining 50% on April 1, 2006.

Mr. Denecky’s annual salary was increased to $145,000 effective April 1, 2004.

Mr. Denecky has served as the Chief Financial Officer since November 8, 2001 and also served as the Acting President from January 7, 2002 until March 31, 2004.

Mr. Denecky was reimbursed for parking during the year.

Employment Agreements

On April 1, 2004, the Company entered into an executive employment agreement with John W. A. McDonald that provides for his employment as the Company’s President and Chief Executive Officer.  The term of the agreement is for a period of three years and provides for an annual base salary of $210,000, which may be increased at the discretion of the Board of Directors.  In addition, Mr. McDonald is entitled to receive an annual or incentive performance bonus of up to 40 per cent of the base salary, at the discretion of the Board.  The agreement also provided that the Company grant to Mr. McDonald options to purchase 100,000 Limited Voting Shares of the Company pursuant to the terms of a separate stock option agreement.

The executive employment agreement provides that Mr. McDonald’s employment may be terminated upon his 90-day advance notice or by the Company on written notice with or without “cause” (as described in the executive employment agreement).  If Mr. McDonald is terminated without “cause” or himself terminates his employment within 90 days of a “change of control” (as defined in the executive employment agreement), he is entitled to severance in the amount equal to his base monthly salary times 12 months plus an additional 2 months or each additional complete year of service after the first complete year, to a maximum of 24 months.  In addition, he would be entitled to receive a lump sum equal to the cost to the Company to provide certain employee benefits that Mr. McDonald would have been entitled to during the severance period.

Effective January 1, 2003, the Company entered into an employment contract with Randy L. Denecky that provides for his employment as the Company’s Chief Financial Officer and,

until March 31, 2004, as the Company’s Acting President.  The term of the contract is for a period of one year, continuing thereafter from year to year, and provides for an annual base salary of $127,000, which may be increased at the discretion of the Board of Directors.  In addition, Mr. Denecky is entitled to receive an annual bonus of up to 25 per cent of the base salary, at the discretion of the Board.  The agreement also provided that the Company grant to Mr. Denecky options to purchase 45,000 Limited Voting Shares of the Company, on the commencement of employment, pursuant to the terms of a separate stock option agreement.

The employment contract provides that Mr. Denecky’s employment may be terminated upon his 90-day advance notice or by the Company on written notice with or without “cause” (as described in the employment contract).  If he is terminated without “cause” or himself terminates his employment within 365 days of a “change of control” (as defined in the employment contract), Mr. Denecky is entitled to severance in the amount equal to twelve (12) times his base monthly salary, plus two (2) times his base monthly salary for each completed and partially completed year of service (beginning January 1, 2003), up to an overall maximum of twenty-four (24) times his base monthly salary.  In addition, he would be entitled to receive an amount equal to the most recent annual bonus and an amount equal to the present worth of certain employee benefits that Mr. Denecky would have been entitled to during the severance period.

Stock Options

The following table provides information about stock options held by the Named Executives at December 31, 2003.

Aggregated Option/SAR Exercises in 2003 and December 31, 2003 Option/SAR Values
	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs (#) at December 31, 2003		Value of Unexercised In-The-Money Options/SARs ($) at December 31, 2003
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
John W. A. McDonald(1)	-	-	-	-	-	-
Randy L. Denecky	0	$0	30,000	45,000	$0	$0

Mr. McDonald was awarded 100,000 stock options on April 1, 2004 at an exercise price of $6.21 per share that vest as to 50% of such shares on April 1, 2005 and the remaining 50% on April 1, 2006.

Compensation of Directors

Prior to April 1, 2003, each of the named directors received an annual director’s fee of $30,000, a fee of $250 for each conference call meeting and $500 for each meeting requiring travel.

In light of the additional responsibilities for directors, the Board of Directors (effective April 1, 2003) increased the annual director’s fee to U.S. $35,000 and the meeting fees to U.S. $1,000 for each Board meeting.  The Board of Directors also set the fees at U.S. $1,000 for each standing committee meeting attended.  The Audit Committee Chair fee was set at U.S. $10,000 per annum.  Effective July 1, 2003, the Board of Directors set the Board Chairman fee at U.S. $100,000 per annum, at which time this annual fee would replace all other meeting fees payable to the Chairman of the Board.  During the second quarter of 2004, the Board is undertaking to review the compensation of the Chairman of the Board to ensure the compensation adequately reflects the current responsibilities of the chairmanship.

The total directors’ fees received in 2003 were as follows: Benjamin W. Heath ($22,336), Timothy L. Largay ($67,953), Arthur B. O’Donnell ($66,417), Myron F. Kanik ($87,897), Richard C. McGinity ($111,660), and D. Michael G. Stewart ($69,565).

Compensation Committee Interlocks and Insider Participation in Compensation Committee

The entire Board of Directors served in 2003 as the compensation committee, including Messrs. Largay and O’Donnell who each have previously served as an officer of the Company.

Board Compensation Committee Report

The Compensation Committee submits the following report for the year 2003:

While the Board of Directors does not maintain specific compensation policies applicable to the Company’s Chief Executive Officer or Chief Financial Officer, the Board does periodically benchmark such individuals’ compensation against appropriate competitive market data.  Both the Chief Executive Officer and the Chief Financial Officer are eligible to receive an annual cash bonus and stock option awards at the discretion of the Board and based upon each individual’s performance and contributions.  In light of Mr. Denecky’s performance and contributions to the Company in 2003, the Board granted Mr. Denecky a cash bonus of $40,000 and awarded him 30,000 stock options.

Compensation Philosophy

The Board of Directors has designed the Company’s executive compensation packages to enable the recruitment, retention and motivation of a talented set of executives.  The compensation packages are primarily comprised of base salary, discretionary annual cash bonus awards and stock options.  The Board believes that the incentive-based portion of each executive’s compensation package is a key element, particularly the annual individual performance-based incentive bonus, which is awarded in recognition of individual and Company performance each year.  The Board also believes that stock options help to align the executives’ interests with those of our shareholders and reward the executives for long-term growth in shareholder value.  The Board periodically benchmarks such individuals’ compensation against appropriate competitive market data.

Salary Determinations.  Annual salaries for Messrs. McDonald and Denecky were established by the provisions of their respective employment agreements, which are more fully described under the headings “Employment Agreements”.  The Board reviews each executive’s salary on an annual basis and determines whether an increase is warranted based on the performance of the individual and/or the Company.  There were no salary increases awarded in the 2003 fiscal year, however, the Board awarded Mr. Denecky a 14% salary increase, effective April 1, 2004, to reflect Mr. Denecky’s contribution and efforts during the year.

Bonus Determinations.  The Board may, at its discretion, pay annual incentive bonuses to the executive officers.  The Board reviews annually the executives’ performance and the performance of the Company and for 2003, based on that review, Mr. Denecky was awarded a cash bonus of $40,000.

Stock Option Awards.  Under the terms of the Company’s stock option plans, the Board has discretion to award options to purchase Limited Voting Shares of the Company to directors, officers, employees and consultants of the Company.  The Board believes that awarding options to purchase shares of the Company to its executives is an important element in their compensation packages.  These options align the executive officers’ interests with those of the shareholders by giving the executive officers a direct stake in the Company’s performance.  In determining the annual stock options awarded to executives, the Board subjectively assesses each executive’s performance during the year.  In light of Mr. Denecky’s performance during 2003, the Board granted him 30,000 options in December 2003.

Arthur B. O’Donnell

Myron F. Kanik

D. Michael G. Stewart

Richard C. McGinity

Timothy L. Largay

CANADA SOUTHERN PETROLEUM LTD.

Proxy Card for the Special Meeting to be held on November 30, 2004 and the Confirmatory Meeting to be held on December 15, 2004

This proxy is being solicited by the management of Canada Southern Petroleum Ltd. (the “Company”).

The undersigned holder of Limited Voting Shares of the Company hereby appoints Richard C. McGinity, Myron F. Kanik or John W.A. McDonald, or instead of any of them ___________________________, as the proxy of the undersigned to attend, vote and act for and on behalf of the undersigned at the Special Meeting of the shareholders of the Company to be held on November 30, 2004, and at any adjournments thereof and at the Confirmatory Meeting of the shareholders of the Company to be held on December 15, 2004 and at any adjournment(s) thereof.

The undersigned hereby revokes any proxy previously given and without limiting the general authorization and power hereby conferred, the persons designated above are specifically directed to vote the shares registered in the name of the undersigned as follows:

1. For 1 Against 1 Abstain 1	the approval of the Continuance Resolution set forth as Appendix A to the Proxy Statement of the Company dated October 20, 2004 (the “Proxy Statement”).

2. For 1 Against 1 Abstain 1	the approval of the Director Term Resolution set forth as Appendix B to the Proxy Statement.
3. For 1 Against 1 Abstain 1	the approval of the Voting Resolution set forth as Appendix C to the Proxy Statement.
4. For 1 Against 1 Abstain 1r	the approval of the Director Approval Resolution set forth as Appendix D to the Proxy Statement.
5. For 1 Against 1 Abstain 1	the approval of the Confirmatory Resolution set forth as Appendix E to the Proxy Statement

The Board of Directors recommends a vote “FOR” each of the above resolutions.  The approval of each of the above resolutions is conditional upon all of the above resolutions being approved.

If no choice is specified above, the proxy will be voted “FOR”.

The holder of this proxy shall have discretionary authority with respect to any amendments or variations to this matter as set out in the Notices of Meeting or with respect to any further matters which are not now known to management which may properly come before the Meetings or at any adjournment(s) thereof, but shall not have authority to vote at any meeting other than the Meetings or any adjournment(s) thereof.

Dated the _______________ of ________________________, 2004.

                     (day)                              (month)

Signature of Shareholder

Name of Shareholder (Please Print)

Please read the directions on the reverse side of this proxy form.

Directions:

(1)

On any vote that may be called for, the shares represented by this proxy will be voted for, voted against or abstained, as the case may be, the matters to be acted upon in accordance with the choice specified in this proxy card.

(2)

A shareholder has the right to appoint a person to represent him or her at the meeting other than the management representatives designated in this proxy card.  If a shareholder does not wish to appoint the persons named in this proxy card, he or she should strike out their names and insert in the blank space the name of the person he or she wishes to act as his or her proxy.  Such other person need not be a shareholder of the Company.

(3)

This proxy card must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, or by a representative authorized in the manner referred to in Section 86(1)(a) of the Companies Act (Nova Scotia).  Executors, administrators, trustees, or other similar authorized representatives should so indicate when signing.

(4)

This proxy form is to be read in conjunction with the accompanying Proxy Statement and Notices of Meetings.

(5)

To be effective this proxy must be received by the Company at least 48 hours (excluding Saturdays, Sundays and holidays) in advance of the Special Meeting or the Confirmatory Meeting, as applicable, at either the offices of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY, 10038 or the offices of the Company at 250, 706 – 7th Ave. S.W., Calgary, Alberta  T2P 0Z1.

(6)

This proxy ceases to be valid one year from its date.